                            WILLIAM BLAIR & COMPANY

                           Limited Liability Company

                               CORPORATE FINANCE

                                CORPORATE FINANCE

                                       [_]



          PRELIMINARY TRANSACTION OVERVIEW AND VALUATION PRESENTATION

              TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

                                   REGARDING

                                PROJECT LIBERTY

                                OCTOBER 4, 1999

                            William Blair & Company

                           Limited Liability Company

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Overview of William Blair & Company

II.   Background on Merger Discussion
           o    Long Term Overview
           o    Recent History


III.  Comparison of Preliminary Proposals
           o    Terms and Conditions
           o    Comparison of Timetables
           o    Background on Tanga
           o    Background on Vikings
           o    Background on Patriots
           o    Implied Valuation Summary


IV.   Preliminary Valuation Analysis for Eagles

      A.        Overview

                    o     Historical and Projected Financials
                    o     Stock Price / Volume Chart
                    o     Research Analysts Estimates and Ratings
                    o     Ownership Profile
                    o     Distribution of Shares Trade

      B.        Valuation Analysis
                    o     Comparable Public Companies
                    o     Relative Index Performance
                    o     Comparable Acquisitions
                    o     Historical EBITDA Multiples
                    o     Merger Premiums
                    o     Discounted Cash Flow
                    o     Leveraged Recapitalization
                    o     Combination Analysis with Vikings

V.    Preliminary Valuation Analysis for Vikings

      A.        Overview
                    o  Historical and Projected Financials
                    o  Stock Price / Volume Chart
                    o  Relative Index Performance
                    o  Research Analysts Estimates and Ratings
                    o  Ownership Profile
                    o  Distribution of Shares Traded

      B.        Valuation Analysis
                    o  Comparable Public Companies
                    o  Relative P/E Performance
                    o  Discounted Cash Flow

VI.   Possible Next Steps



                                                         William Blair & Company
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

--------------------------------------------------------------------------------

                       OVERVIEW OF WILLIAM BLAIR & COMPANY






                                                         William Blair & Company
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

WILLIAM BLAIR & COMPANY
--------------------------------------------------------------------------------


       [GRAPHIC OMITTED]

                               o   FULL SERVICE INVESTMENT BANK FOUNDED IN 1935

                               o   NATIONAL IN SCOPE, WITH INTERNATIONAL REACH

                               o   FOCUSED ON GROWTH COMPANIES

                               o   OVER 800 EMPLOYEES WORLDWIDE

                               o   100% OWNED BY ACTIVE PRINCIPALS



                                                         William Blair & Company
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

WILLIAM BLAIR & COMPANY OVERVIEW
--------------------------------------------------------------------------------

CORPORATE FINANCE

o          Serve High Quality Growth Companies

o          Public Equity Financing
                 - Manage over 230 public offerings since 1992
                 - Approximately $21 billion of equity raised
                   since 1992

o          Mergers & Acquisitions
                 - Over 150 transactions in the last ten years
                 - Over 60 transactions since 1997

o          Private Equity Financing

EQUITY RESEARCH

o          36 industry analysts

o          Follow over 275 companies

EQUITY SALES

o          Domestic Institutional Equity Sales
                 - 24 salespeople with an average tenure of eight years
                 -   Cover all major institutions
                 - Over 700 institutional accounts throughout the U.S.

o          International Institutional Equity Sales
                 - 17 salespeople with an average tenure of thirteen years
                 - Consistently one of the top distributors of OTC stocks in Europe
                 -   Over 200 institutional accounts outside the U.S.

o          Retail Sales
                 -   85 salespeople
                 -   Over $8 billion in customer assets
                 -   Average $94 million of assets per broker


                                                         William Blair & Company
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5                                                      Limited Liability Company

WILLIAM BLAIR & COMPANY OVERVIEW
--------------------------------------------------------------------------------

           TRADING

           o         Market Maker in 165 stocks

           o         Dominate trading in stocks Blair has brought public



           DEBT FINANCE

           o         Over 150 corporate debt transactions since 1981

           o         56 professionals with an average tenure of six years

           o         Value-added focus in corporate and public debt financing



           INVESTMENT MANAGEMENT

           o         Over $10 billion in managed assets; six mutual funds


           MERCHANT BANKING

           o         Six funds totaling over $920 million in committed capital

           o Comprised of venture, buyout and mezzanine financing activities

                                                         William Blair & Company
--------------------------------------------------------------------------------
6                                                      Limited Liability Company

SPECIALTY DISTRIBUTION EXPERIENCE

-------Overview of William Blair & Company--------------------------------------


EQUITY OFFERINGS:

      $144,900,000             $38,640,000              $76,000,000

       Convergent               [GRAPHIC]                [GRAPHIC]
  Communications[LOGO]

Initial Public Offering    Follow-On Offering     Initial Public Offering

      $25,550,000                                       $37,292,000

    ScanSource[LOGO]      AFTERMARKET                          CDW
                          TECHNOLOGY                          [LOGO]
                          CORP. [LOGO]

   Follow-On Offering                                Follow-On Offering

      $100,901,000             $80,454,000              $50,600,000

  Barnett Inc. [LOGO]     NCS HealthCare, Inc.             WILMAR
                                 [LOGO]                    [LOGO]

Initial Public Offering  Initial Public Offering  Initial Public Offering

                               $35,699,000              $38,250,000

                               PEAK [LOGO]          CREATIVE COMPUTERS, INC.
                                                           [LOGO]

                           Follow-On Offering     Initial Public Offering


          $62,889,000              $80,850,000         $30,188,000

  PC Connection, Inc. [LOGO]     DAISYTEK[LOGO]        BARNETT INC.
                                                          [LOGO]

    Initial Public Offering    Follow-On Offering  Follow-On Offering

         $139,035,000              $77,500,000         $229,123,000

        NCS HealthCare, Inc.            WILMAR         HENRY SCHEIN
               [LOGO]                   [LOGO]            [LOGO]

      Follow-On Offering       Follow-On Offering   Follow-On Offering

         $113,436,000              $67,719,000         $60,375,000

         HENRY SCHEIN                  CDW        CREATIVE COMPUTERS, INC.
            [LOGO]                   [LOGO]               [LOGO]

    Initial Public Offering    Follow-On Offering   Follow-On Offering

          $26,220,000              $41,800,000

         TESSCO [LOGO]                 CDW
                                     [LOGO]

    Initial Public Offering    Follow-On Offering



                                                         William Blair & Company
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7                                                      Limited Liability Company

--------------------------------------------------------------------------------

MERGERS & ACQUISITIONS:

          Not Disclosed                    $355,700,000

  Cypress Medical Products[LOGO]            AmeriPride
                                          Services, Inc.
                                              [LOGO]

       Acquired by Cypress            Acquired by ASI Merger
      Medical Holding Corp.                    Corp.

                    $7,000,000                                      $150,000,000
                   TESSCO[LOGO]                                     inmac[LOGO]

               Acquired Cartwright                          Acquired by Micro Warehouse,
                   Communication                                         Inc.

      $65,000,000                    Not Disclosed       $202,100,000            $236,000,000

      HENRY SCHEIN                 UNIFORMS TO YOU          PEAK                   RESEARCH
         [LOGO]                         [LOGO]              [LOGO]               MEDICAL, INC.
                                                                                    [LOGO]

    Acquired General              Acquired by Cintas   Acquired by Moore         Acquired by
 Injectables & Vaccines                               Corporation Limited    Baxter International


       $39,000,000               $407,900,000           Not Disclosed

     LCR Corporation          United Stationers           GRAINGER
          [LOGO]                    [LOGO]                 [LOGO]

       Acquired by               Acquired by
 Edmundson International    Associated Stationers     Buy-Side Advisory


                                                         William Blair & Company
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8                                                      Limited Liability Company

RECENT WILLIAM BLAIR PUBLIC ADVISORIES
-------------------------------------------------------------------------------------------------

     DATE                SELLER                             BUYER                        VALUE
   3/16/98      Safety-Kleen Corporation *         Laidlaw Environmental Services    $2.1 Billion
   11/23/98     Electronic Payment Services        Concord EFS *                     $1.0 Billion
   10/21/97     International Dairy Queen *        Bershire Hathaway                 $585 Million
   8/25/97      Mosinee Paper *                    Wausau Paper                      $442 Million
   10/22/98     Jones Lang Woolton                 LaSalle Partners *                $435 Million
   8/24/99      Periphonics* (pending)             Nortel Networks Corporation       $394 Million
   3/26/99      Juno Lighting *                    Fremont Partners                  $368 Million
    2/3/97      Kysor Industrial *                 Scotsman Industries               $344 Million
   10/25/98     TheraTech, Inc. *                  Watson Pharmaceuticals            $300 Million
   12/1/97      Uarco, Inc.                        Standard Register *               $245 Million
   12/4/96      Research Medical *                 Baxter                            $236 Million
   4/23/97      Peak Technologies *                Moore Corporation                 $202 Million
    3/5/98      Uniforms To You *                  Cintas Corporation                $196 Million
   3/25/99      MR Group PLC *                     Lason, Inc.                       $160 Million
   11/23/98     Infratest-Burke                    NFO Worldwide *                   $145 Million
    9/5/97      Versa Technologies *               Applied Power                     $141 Million
   5/28/98      Donnelley Enterprise Solutions *   Bowne & Company                   $110 Million
   5/19/99      First Commonwealth *               Guardian Life                      $98 Million

                                                         William Blair & Company
--------------------------------------------------------------------------------
9     * Indicates Blair Client                         Limited Liability Company

RELEVANT RESEARCH
--------------------------------------------------------------------------------

o          Airgas                          o         Miami Computer Supply

o          Barnett                         o         Micro Warehouse

o          Black Box                       o         MSC Industrial Direct Co.

o          Boise Cascade Office Products   o         PC Connection

o          Cardinal Health                 o         NCS HealthCare

o          CDW Computer Center             o         Omnicare

o          Cintas Corporation              o         Patterson Dental

o          Creative Computer Centers       o         Sears

o          Daisytek                        o         Servicemastesr

o          Fastenal Company                o         Tessco Technologies

o          Global Imaging                  o         W.W. Grainger

o          Henry Schein                    o         Wilmar Industries

o          Home Depot

o          Lowe's



                                                         William Blair & Company
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10                                                     Limited Liability Company

RELATIONSHIP WITH EAGLES
--------------------------------------------------------------------------------

o          Co-manager on IPO

o          Co-manager on Follow-on

o          Consistent Research Coverage

o          Introductions and Discussions with:
                >    Seahawks
                >    Dolfins
                >    Falcons
                >    Vikings

o          Inquiries  into:
                >    Cardinals
                >    Cowboys
                >    Packers


o          Prepared potential selling
           memorandum

o          Advised on:
                >    Colts
                >    Share Repurchase
                >    Tanga
                >    Quarterly Press Release
                >    Key Hires


                                                         William Blair & Company
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11                                                     Limited Liability Company

TRADING SUPPORT FOR EAGLES
--------------------------------------------------------------------------------



                           PERCENTAGE OF TOTAL VOLUME
                           JANUARY 1, 1998 TO PRESENT
                                 [CHART OMITTED]

50.5%-


40.0%-
        38.1%


30.0%-
                       27.2%


20.0%-


10.0%-
                                      7.4%


                                                     4.0%         3.9%
0.0%-
--------------------------------------------------------------------------------
      WILLIAM BLAIR  ROBERT BAIRD  BT ALEX BROWN  SPEAR LEEDS  HERZOG HEINE

                                                         William Blair & Company
--------------------------------------------------------------------------------
12                                                     Limited Liability Company

WILLIAM BLAIR TEAM
------------------------------------------------------------------------------------------------------------------------------------

                                                    INVESTMENT BANKING - CHICAGO

           Kelly Drake                  Rick Stearns                        Brett Paschke               Todd Buehl
           o    Principal               o     Vice President                o     Associate             o     Analyst
           o    8 years at Blair        o     6 years at Blair              o     3 years at Blair      o     2 years at Blair
           o    10 years industry       o     7 years industry              o     7 years industry      o     Wharton (BS)
                experience                    experience                          experience
           o    Swarthmore (BA)         o     Amherst (BA)                  o     Princeton (BA)
           o    Chicago (MBA)           o     Kellogg (MBA)                 o     Harvard (MBA)


INVESTMENT BANKING - LONDON                                                                      INVESTMENT BANKING - DEBT
o     Office in London for 15 years                                                              o     21 Debt Finance professionals
o     7 Corporate Finance                                                                        o     Experience in senior and
      professionals                                           PROJECT LIBERTY                          mezzanine debt
o     Over 45 years of industry
      experience

                                                                 RESEARCH

                                       o     36 Research Analysts
                                       o     Over 275 Companies Covered
                                       o     Chuck McDonald covers Eagles
                                       o     Significant Business-to-Business
                                             Distribution Coverage

                                                         William Blair & Company
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13                                                     Limited Liability Company

TRANSACTION TEAM BIOGRAPHIES
--------------------------------------------------------------------------------

KELLEY DRAKE - PRINCIPAL, joined William Blair & Company in 1992 and has been involved in more than 40 merger advisory assignments and equity offerings. Kelly graduated from Swathmore College (BA) in 1987 with a degree in Economics with Distinction and Phi Beta Kappa and the University of Chicago (MBA) in Finance with Honors in 1992. Between years of business school, Kelley worked for Lehman Brothers in New York. Prior to business school, Kelley worked for three years in management consulting in New York and London for Putnam, Hayes and Bartlett and National Economic Research Associates providing expert economic analysis to companies involved in a variety of complex litigation and regulatory matters.

RICK STEARNS is a vice president in William Blair & Company's Corporate Finance Department. While at William Blair, he has worked on a variety of transactions including initial public offerings, secondary offerings, public company mergers, private company sales, and private placements of equity. Prior to business school, Rick worked as a financial analysts at William Blair for 3 years and as financial consultant to start-up companies in San Francisco for a year. During business school he worked for Lehman Brothers in New York. Rick received his B.A. from Amherst College in 1990 and graduated with highest honors from the J.L. Kellogg Graduate School of Management in 1996 where he received his M.M.

BRETT L. PASCHKE is an associate in the Business Services Group of the Corporate Finance Department at William Blair & Company. Brett has over seven years of investment banking and transaction experience. While at William Blair, he has worked on a variety of transactions including initial public offerings, secondary offerings, public company mergers, private company sales, and private placements. Recently completed deals include equity offerings for Acxiom, Ritchie Bros., OneSource, Miami Computer Supply, Charles River Associates, Professional Detailing Inc., Hon Industries, and Metzler Group; the leveraged recapitalization of Juno Lighting; the sale of MSCI to Lason, the merger of Mosinee and Wausau paper companies,; and a private placements of convertible preferred equity for Paladin and Marketing Services Group. Prior to joining William Blair, Brett worked as a financial analyst in the Investment Banking Division at Goldman, Sachs & Co. in both New York and Los Angeles, and for KPMG Peat Marwick. While at KPMG, Brett spent three years working on privatization transactions in the former Soviet Union. Brett has an A.B. with honors from Princeton University and an MBA with honors from the Harvard Business School.

TODD M. BUEHL joined the Corporate Finance department of William Blair & Company as a financial analysts in 1998 and has worked on a number of merger advisories and equity offerings. He previously worked as an acquisition analyst for ABC Supply Co., Inc., a distributor of building products. Todd earned his BS with honors from the Wharton School of the University of Pennsylvania, with concentrations in Finance and Real Estate in 1998.

                                                         William Blair & Company
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

--------------------------------------------------------------------------------







                              BACKGROUND ON MERGER
                                   DISCUSSIONS











                                                         William Blair & Company
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

BACKGROUND ON MERGER DISCUSSIONS
--------------------------------------------------------------------------------

o   Over the last 2 years substantial change in competitive landscape

o   Consolidation opportunities in core market more constrained and competitive

o   Substantial reduction in equity valuations
        -     Reduced earnings expectations
        -     Concerns about future long term growth
        -     Small cap stocks significant underperformance
        -     Distribution section valuations down considerably
        -     "Consolidators" valuations down considerably

o   Exploration into ways to enhance shareholder value
        -     Merger with strategic buyer
        -     Share repurchases
        -     Acquisition program acceleration
        -     Leveraged buyout / recapitalization

o   Discussions with numerous possible merger partners

o   Two potentially attractive preliminary proposals to consider


                                                         William Blair & Company
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

LONG TERM HISTORY
--------------------------------------------------------------------------------
EAGLES                                                                     INDEX

$35                                                                         -250

$30

$25                                                                         -200

$20

$15                                                                         -150

$10

 $5                                                                          -50

 $0                                                                            0

1/26/96
4/19/96
7/12/96
10/4/96                                                 EAGLES
12/27/96
 3/21/97                                                COMPS INDEX
 6/13/97
  9/5/97                                                S&P 500 INDEX
11/28/97
 2/20/98
 5/15/98
  8/7/98
10/30/98
 1/22/99
 4/16/99
  7/9/99
 9/29/99
--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]

3/95           Summit Recap
1/96           IPO at $11.00
7/96           Follow-On at $17.85
1/97           Dolfins acquires 49ners
5/97 - 10/97   Discussions to acquire Colts
7/97           Jets acquires Bills
9/97 - 10/97   Initial meetings with Seahawks and Bucks
2/98           Chargers acquires Colts
2/98 - 7/98    Extensive discussions with Seahawks and Bucks
8/98           Packers acquires Jets
8/98 - 9/98    Discussions with Falcons
               Indication received, pooling transaction
               Implied value of $19.00 - $25.00/share
               Exchange ration of .95 to 1 (MSM $20.00 - $27.00)

10/98          Discussions with Falcons terminate
10/98          Announce in-line Q3 but lower 1999 EPS guidance, $1.20 to $1.10
10/98          Grebe hired as COO
11/98          Discussions with Dolfins and Packers
2/99           Discuss options, consider putting out book, decide against
3/99           Announce in-line Q4 but lower 1999 EPS guidance, $1.10 to $1.01
3/99           Commence 1 mil share repurchase program (completed 6/99)
4/99           Sanford hired as CFO
5/99           Review of options: additional share repurchase vs. acquisitions
5/99           Begin receiving inquiries from financial buyers about MBO
5/99           Tanga acquisition discussions commence
6/99           Blair makes initial contact with Vikings


                                                         William Blair & Company
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

RECENT HISTORY
--------------------------------------------------------------------------------
EAGLES                                                   VIKINGS & INDEX

$20                                                      -$50

$18                                                      -$45

$16                                                      -$40

$14                                                      -$35

$12                                                      -$30

                                                         -$25

$10                                                      -$20


 4/2/99
4/16/99
4/30/99
5/14/99                         EAGLES
5/28/99
6/11/99                         VIKINGS
6/25/99
 7/9/99                         S&P 500 INDEX
7/23/99
 8/6/99
8/20/99
 9/3/99
9/17/99
--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]

5/27/99        Meeting regarding Tanga with DKM in New York
6/09/99        Received limited but essential Tanga information
6/17/99        Submitted proposal for Tanga $84 - $86 (7.6x EBITDA)
7/1/99         Received additional limited information from Tanga
7/1/99         Meeting with key Vikings executives in Chicago (ECL $43.12)
7/2/99         Agreed on revised $90 mil prices for Tanga (8x EBITDA)
8/3/99         Learned of accounting concerns at Tanga; probable delay
8/3/99         Meeting with key Vikings executives & CEO in Mpls (ECL $42.56)
8/13/99        Vikings board discussed possible merger with Eagles
8/19/99        Received Vikings proposal $20 - $22/share pooling (ECL $39.50)
9/1/99         Vikings conducted follow-up diligence in Philadelphia, 8 members of management
9/15/99        Received revised proposal $22/share pooling (ECL $35.62)
9/17/99        Received Patriots proposal $18/share cash
9/21/99        Learned Tanga will be further delayed until Oct. 8 - Oct. 15
9/27 - 10/1    Patriots verbally increased proposal to $19.00/ share cash
               Vikings verbally provided detail on terms:
               With Tanga ($22.00), Without Tanga ($20.00)
               Collar provisions established



                                                         William Blair & Company
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

--------------------------------------------------------------------------------




                            COMPARISON OF PRELIMINARY

                                    PROPOSALS


                                                         William Blair & Company
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19                                                     Limited Liability Company

PRELIMINARY TERMS AND CONDITIONS
--------------------------------------------------------------------------------

VIKINGS

o     All stock pooling, tax free exchange
      ->   $22.00/share with Tanga

      ->   $20.00/share without Tanga

o     Both subject to collar provisions, $3.00 plus/minus

o Lower base price if Vikings price at announcement falls below $34.00 without Tanga or below $35.00 with Tanga

Subject to:
           o    Completion of due diligence

           o    Negotiation of definitive merger agreement

           o    Confirmation of pooling account treatment

           o    Board approval

           o    Seeking exclusivity for sixty days

PATRIOTS

o     All cash acquisition at $19.00/share

o     No financing contingency

o     Maybe a two step tender offer for shares

o     More likely a proxy/merger process


Subject to:

           o    Receiving debt financing commitments

           o    Receiving equity participation commitments

           o    Finalizing due diligence

           o    Negotiation of definitive agreement

           o    Seeking exclusivity period


                                                         William Blair & Company
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

DETAIL ON VIKINGS COLLAR PROVISIONS
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]



           o When we began discussions with Vikings, their stock was around $40.00/share

           o At $22.00 price for Eagles, would have implied an exchange ration of .55 to 1

           o Would have resulted in the issuance of 7.1 mil Vikings shares for the 12.9 mil Eagles shares outstanding

           o As stock price has fallen, Vikings has held the $22.00 value for Eagles down to $35.00 price for Vikings shares

           o At $35.00 Vikings price, exchange ration is .63 to 1, resulting in 8.1 mil Vikings shares issued to Eagles (14% more)

           o Base price (of $22.00 with Tanga and $20.00 without Tanga) is reduced if Vikings price falls below $35.00 and $34.00 respectively

           o Base price and symmetrical $3.00 collar would be set at announcement

           o Base price would depend on 10 day avg. in Vikings price at announcement

           o Eagles would have a walkaway right if Vikings fell too far below low end of collar range


                                                         William Blair & Company
--------------------------------------------------------------------------------
21                                                     Limited Liability Company

DETAIL ON VIKINGS COLLAR PROVISIONS
------------------------------------------------------------------------------------------------------------------------------------

           o         Vikings latest price on Friday 10/01/99: $33.31                       BASE PRICE
                                                                                 ------------------------------
                                                                                      ALONE          WITH TANGA
                                                                                 --------------     -----------
                                                                                      $19.59           $20.93

EAGLES ALONE
                                                   VALUE PER SHARE RECEIVED AT CLOSING IF STOCK AT CLOSING IS:
                    ------------------------------------------------------------------------------------------------------------
PRICE AT            $27.00     $28.00     $29.00     $30.00     $31.00     $32.00     $33.00     $34.00     $35.00     $36.00
                    ------------------------------------------------------------------------------------------------------------
ANNOUNCE:

$31.00              $17.58     $18.24     $18.24     $18.24     $18.24     $18.24     $18.24     $18.24     $18.77     $19.31

$32.00              $17.53     $18.17     $18.82     $18.82     $18.82     $18.82     $18.82     $18.82     $18.82     $19.36

-------------------                                  ---------------------------------------------------------------------------
$33.00              $17.47     $18.12     $18.76     $19.41     $19.41     $19.41     $19.41     $19.41     $19.41     $19.41
-------------------                                  ---------------------------------------------------------------------------
$34.00              $17.42     $18.06     $18.71     $19.35     $20.00     $20.00     $20.00     $20.00     $20.00     $20.00
-------------------                                             ----------------------------------------------------------------
$35.00              $16.88     $17.50     $18.13     $18.75     $19.38     $20.00     $20.00     $20.00     $20.00     $20.00
-------------------                                                        -----------------------------------------------------
$36.00              $18.00     $18.67     $19.33     $20.00     $20.67     $21.33     $22.00     $22.00     $22.00     $22.00

$37.00              $17.47     $18.12     $18.76     $19.41     $20.06     $20.71     $21.35     $22.00     $22.00     $22.00

$38.00              $16.97     $17.60     $18.23     $18.86     $19.49     $20.11     $20.74     $21.37     $22.00     $22.00


EAGLES ALONE
                        VALUE PER SHARE RECEIVED AT CLOSING IF STOCK AT CLOSING IS:
                    -------------------------------------------------------------------
PRICE AT               $37.00     $38.00     $39.00     $40.00    $41.00     $42.00
                    -------------------------------------------------------------------
ANNOUNCE:

$31.00                 $19.84     $20.38     $20.92     $21.45    $21.99     $22.53

$32.00                 $19.90     $20.44     $20.97     $21.51    $22.05     $22.59

-------------------
$33.00                 $19.95     $20.49     $21.03     $51.57    $22.11     $22.65
------------------- -------------
$34.00                 $20.00     $20.54     $21.08     $21.62    $22.16     $22.70
------------------- ------------------------
$35.00                 $20.00     $20.00     $20.53     $21.05    $21.58     $22.11
------------------- ------------------------
$36.00                 $22.00     $22.00     $22.00     $22.56    $23.13     $23.69

$37.00                 $22.00     $22.00     $22.00     $22.00    $22.55     $23.10

$38.00                 $22.00     $22.00     $22.00     $22.00    $22.00     $22.54

EAGLES WITH TANGA

                                           VALUE PER SHARE RECEIVED AT CLOSING IF STOCK AT CLOSING IS:
                    ------------------------------------------------------------------------------------------------------------
PRICE AT            $27.00     $28.00     $29.00     $30.00     $31.00     $32.00     $33.00     $34.00     $35.00     $36.00
                    ------------------------------------------------------------------------------------------------------------
ANNOUNCE:

$31.00              $18.79     $19.49     $19.49     $19.49     $19.49     $19.49     $19.49     $19.49     $20.06     $20.63

$32.00              $18.73     $19.42     $20.11     $20.11     $20.11     $20.11     $20.11     $20.11     $20.11     $20.69
-------------------                       ----------------------------------------------------------------------------------
$33.00              $18.67     $19.36     $20.05     $20.74     $20.74     $20.74     $20.74     $20.74     $20.74     $20.74
-------------------                                  ------------------------------------------------------------------------
$34.00              $18.61     $19.30     $19.99     $20.68     $21.37     $21.37     $21.37     $21.37     $21.37     $21.37
-------------------                                             -------------------------------------------------------------
$35.00              $18.56     $19.25     $19.94     $20.63     $21.31     $22.00     $22.00     $22.00     $22.00     $22.00
-------------------                                                        --------------------------------------------------
$36.00              $18.00     $18.67     $19.33     $20.00     $20.67     $21.33     $22.00     $22.00     $22.00     $22.00

$37.00              $17.47     $18.12     $18.76     $19.41     $20.06     $20.71     $21.35     $22.00     $22.00     $22.00

$38.00              $16.97     $17.60     $18.23     $18.86     $19.49     $20.11     $20.74     $21.37     $22.00     $22.00


EAGLES WITH TANGA

                        VALUE PER SHARE RECEIVED AT CLOSING IF STOCK AT CLOSING IS:
                    ------------------------------------------------------------------
PRICE AT              $37.00     $38.00     $39.00     $40.00    $41.00     $42.00
                    ------------------------------------------------------------------
ANNOUNCE:

$31.00                $21.21     $21.78     $22.35     $22.92    $23.50     $24.07

$32.00                $21.26     $21.84     $22.41     $22.99    $23.56     $24.14
-------------------
$33.00                $21.32     $21.90     $22.47     $23.05    $23.62     $24.20
------------------- --------
$34.00                $21.37     $21.95     $22.53     $23.10    $23.68     $24.26
------------------- -------------------
$35.00                $22.00     $22.00     $22.58     $23.16    $23.74     $24.32
------------------- -------------------
$36.00                $22.00     $22.00     $22.00     $22.56    $23.13     $23.69

$37.00                $22.00     $22.00     $22.00     $22.00    $22.55     $23.10

$38.00                $22.00     $22.00     $22.00     $22.00    $22.00     $22.54

                                                         William Blair & Company
--------------------------------------------------------------------------------
22                                                     Limited Liability Company

COMPARISON OF TIMETABLES
--------------------------------------------------------------------------------

VIKINGS

           Likely Timing (without Tanga)

           Oct. 4th Continue due diligence, negotiate definitive merger agreement

           Oct. 29th           Board approval, sign definitive agreement, set
                               price and collar, announce transaction

           Nov. 8th File preliminary proxy with SEC and make HSR filing

           Dec. 8th Receive SEC comments and respond with review (10 days without)

           Dec. 22nd           Receive clearance from SEC and HSR early
                               termination

                               Set shareholder meeting date and mail Proxy's

           Jan. 22nd           Shareholder vote, approve transaction, close


PATRIOTS

           Likely Timing Assuming Tender Offer (without Tanga)

           Oct. 4th Continue due diligence, negotiate definitive merger agreement

           Oct. 29th           Receive financing commitments,

                               Board approval, sign definitive agreement, announce transaction

           Nov. 8th File tender offer documents launch tender and working HSR file

           Dec. 6th            Close tender (1st half)

           Dec. 13th           o    if greater than or equal to 90% tender, can
                                    close merger within week short form
--------------------------------------------------------------------------------
           Dec. 16th           o    if less than or equal to 90% tender, file
                                    proxy with SEC, 10 days no review

           Jan. 15th           Shareholder vote to close out the back end, close
                               transaction


                                                         William Blair & Company
--------------------------------------------------------------------------------
23                                                     Limited Liability Company

BACKGROUND ON TANGA
--------------------------------------------------------------------------------
Business Profile
           o Owned for 20+ years as one of several portfolio companies of DKM, a financial holding company based in New York
           o Leader in providing plumbing repair parts to institutional market
           o         Large direct sales force, 200 reps
           o         Strong reputation and brand name
           o         Four distribution centers, U.S. and Canada
           o Diversified national consumer base across all key institutional markets Education, Hospital, Office Buildings, Lodgings, Nursing Homes, Government, etc.
           o         Aging management team
           o Recognize need to expand distribution, product line, systems to grow more rapidly

Financial Profile
           o         $75 mil revenues, modest CAGR growth of 3.5% 1995-1998
           o         Highly profitable, $11.2 mil EBITDA, 14.8% vs. Eagles 10.6%
           o         High merchandise gross margins, 55% vs. Eagles 43%

Strategic Rationale for Acquisition
           o Launches Eagles into leading position in institutional market
           o Opportunities to expand Tanga's product line and distribution
           o         Purchasing leverage resulting from product overlap
           o Administrative cost savings resulting from consolidation of back office

Financial Impact of Transaction
           o         $90 mil purchase price, all cash
           o         8.0x EBITDA
           o         Use $20.0 mil excess cash, borrow remaining $70 mil
           o         Debt/pro forma EBITDA, 2x
           o Highly accretive to EPS by $0.08 in 2000 or 7% using conservative assumptions
           o Opportunities to substantially accelerate growth and profitability over long term


                                                         William Blair & Company
--------------------------------------------------------------------------------
24                                                     Limited Liability Company

BACKGROUND ON VIKINGS
--------------------------------------------------------------------------------
Business Profile

           o         $2.8 billion global leader in cleaning and sanitizing
           o         #1 position in 7 of 8 markets
           o (professional products, institutional, food & beverage, pest elimination, Kay (quick serve), textile care, kitchen equipment repair, vehicle care)
           o         Fragmented competition in each line of business
           o Consistent track record in growth in revenues, 5 year CAGR of revenues (11.4%) and EPS (13.9%)
           o Diverse institutional customer base (restaurants, lodging, healthcare, education, food & beverage)
           o         Powerful sales and service organization, 8,700 strong
           o New product development strength a key to growth and margins
           o         High levels of recurring revenues, systems & consumables
           o         Very strong national accounts relationships
           o         "Circle customer, circle globe" strategy
           o Benefit from global leadership position as customers consolidate vendor base

Financial Profile

           o $2.0 billion revenues U.S., $.8 billion in 50% owned Henkel JV, Europe
           o         55% gross margins, 20% EBITDA margins
           o         134 million shares at $34.00, $4.6 billion market cap
           o         Strong balance sheet, debt/cap of 30%, debt/EBITDA of .8x
           o Have historically traded generally in line or slight premium to the S&P 500 multiple
           o         Have grown EPS more rapidly then the S&P 500, 13-15% vs.
                     5-9%
           o Combination of 7-10% organic growth and accretive acquisitions
           o         Trade at 23.1x 2000 EPS ($34/$1.47) vs. S&P 500 at 29.0x
           o         Trades at 11.1x LTM EBITDA
           o Henkel, very large German specialty chemicals company and JV partner, owns 24%, CEO Al Schuman owns 1%
           o Pays a quarterly dividend of $0.105 per share, or $0.42 annually, resulting in a 1.3% yield

                                                         William Blair & Company
--------------------------------------------------------------------------------
25                                                     Limited Liability Company

VIKINGS EPS & RELATIVE P/E
--------------------------------------------------------------------------------

                                 [CHART OMITTED]

$1.40                                                                        35x

$1.20                                                                        30x

$1.00                                                                        25x

$0.80                                                                        20x

$0.60                                                                        15x

$0.40                                                                        10x

$0.20                                                                         5x

$0.00                                                                         0x
--------------------------------------------------------------------------------
        1988  1989  1990  1991  1992  1993 1994 1995 1996 1997 1998 LTM*

EPS                                   ECL P/E                            S&P P/E


*  LTM period ended 6/30/99
                                                         William Blair & Company
--------------------------------------------------------------------------------
26                                                     Limited Liability Company

BACKGROUND ON VIKINGS
--------------------------------------------------------------------------------

o          ADVANTAGES OF VIKINGS MERGER WITH EAGLES:

              - Adds new complementary business line for institutional accounts ("circle customer")
              - Leverages strong relationships with national accounts to accelerate Eagles institutional growth
              - Eagles provides strong organic growth and platform for additional acquisitions
              - Expand Vikings product offering to multifamily housing (pest elimination, janitorial supplies)
              - Possibly utilize Eagles distribution for Vikings fulfillment
              - Accretive to earnings and enhances reported growth rates, size and market cap



o          ADDITIONAL ADVANTAGES OF MERGER WITH EAGLES AFTER TANGA IS COMPLETED
           INCLUDE:

              - Vikings acquiring business with already strong institutional presence
              -      Better received and understood by Wall Street
              - Allows Vikings to better justify substantial premium and pay higher price per share for Eagles, same EBITDA multiple
              - Provides for rapid reported revenue growth (purchase accounting for Tanga acquisition)
              - Eagles margins blended with Tanga are higher and more consistent with Vikings margins

                                                         William Blair & Company
--------------------------------------------------------------------------------
27                                                     Limited Liability Company

BACKGROUND ON PATRIOTS
--------------------------------------------------------------------------------

o          Parthenon Group

              - Well respected high-end strategy consulting firm (Bain, BCG, McKinsey)
              - Formed in 1991, has $35 mil in revenue, 140 employees, offices in Boston and London


o          Parthenon Capital

              -      Founded in 1998
              -      $350 million equity and subdebt fund
              -      Investors in fund include:
                               Chase, Bank of America, BancBoston, Duke
                               University, Oregon State Treasury, General Mills, GM, Mobil, etc.
              -      Staff of 19 including 13 professionals
              -      Strong private equity backgrounds (Bain, Summit, etc.)
              -      Ernest Jacquet and John Rutherford, managing partners
              -      5 transactions closed to date
              - Leverage the Parthenon Group Consultancy for strategic advice for portfolio companies
              - Credible, well respected group with intimate knowledge of Eagles

              - Direct equity financing capability for around 1/2 of required amount
                            $110-$120 equity required without Tanga
                            $150-$160 equity required with Tanga
              -      Access to remainder from limited partners

                                                         William Blair & Company
--------------------------------------------------------------------------------
28                                                     Limited Liability Company

PROJECT LIBERTY
IMPLIED VALUATION ANALYSIS
----------------------------------------------------------------------------------------------------------------------------
Dollars in millions, except per share amounts
                                                                         ----------------                  ----------------
Assumed Share Price                                                               $12.75                            $18.00
                                                                         ----------------                  ----------------
Premium to 9/30/99 Closing Price                                                     0.0%                             41.2%
Diluted Shares Outstanding                                                          12.9                              12.9

EAGLES ALONE:
----------------------------------------------------------------------------------------------------------------------------
Implied Market Capitalization                                                     $164.5                            $232.2
Net Debt Outstanding                                                              $(23.0)                           $(23.0)
                                                                         ----------------                  ----------------
Total Value                                                                       $141.5                            $209.2

                                                     EAGLES RESULT:                                          IMPLIED MULTIPLES

Total Value / 99E Revenue                            $          217.4               0.65                              0.96
                                                                         ----------------
Total Value / 99E EBITDA                             $           22.8                6.2                               9.2
                                                                         ----------------

Price per Share / 99E EPS                            $           1.03               12.4                              17.5
Price per Share / 00E EPS                            $           1.21               10.5                              14.9
----------------------------------------------------------------------------------------------------------------------------


PROJECT LIBERTY
IMPLIED VALUATION ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
Dollars in millions, except per share amounts
                                             --------------- ---------------- ---------------- --------------- ----------------
Assumed Share Price                                  $19.00           $20.00           $21.00          $22.00           $23.00
                                             --------------- ---------------- ---------------- --------------- ----------------
Premium to 9/30/99 Closing Price                       49.0%            56.9%            64.7%           72.5%            80.4%
Diluted Shares Outstanding                             12.9             12.9             12.9            12.9             12.9

EAGLES ALONE:
-------------------------------------------------------------------------------------------------------------------------------
Implied Market Capitalization                        $245.1           $258.0           $270.9          $283.8           $296.7
Net Debt Outstanding                                 $(23.0)          $(23.0)          $(23.0)         $(23.0)          $(23.0)
                                             --------------- ---------------- ---------------- --------------- ----------------
Total Value                                          $222.1           $235.0           $247.9          $260.8           $273.7

                                                                                          IMPLIED MULTIPLES

Total Value / 99E Revenue                              1.02             1.08             1.14            1.20             1.26
                                             --------------- ----------------
Total Value / 99E EBITDA                                9.7             10.3             10.9            11.4             12.0
                                             --------------- ----------------

Price per Share / 99E EPS                              18.4             19.4             20.4            21.4             22.3
Price per Share / 00E EPS                              15.7             16.5             17.4            18.2             19.0
-------------------------------------------------------------------------------------------------------------------------------



PRO FORMA EAGLES WITH TANGA:
---------------------------------------------------------------------------------------------------------------------------------
Implied Market Capitalization                                                     $164.5                            $232.2
Net Debt Outstanding                                                               $69.0                             $69.0
                                                                         ----------------                  ---------------- -----
Total Value                                                                       $233.5                            $301.2

                                                     EAGLES RESULT:                                        IMPLIED MULTIPLES
                                                     ------------------- --------------------------------------------------------
Total Value / 99E Revenue                            $          295.6               0.79                              1.02

Total Value / 99E EBITDA                             $           34.1                6.8                               8.8


Price per Share / 99E EPS                            $           1.10               11.6                              16.4
Price per Share / 00E EPS                            $           1.29                9.9                              14.0
---------------------------------------------------------------------------------------------------------------------------------

PRO FORMA EAGLES WITH TANGA:
-----------------------------------------------------------------------------------------------------------------------------
Implied Market Capitalization                     $245.1              $258.0             $270.9              $283.8    $296.7
Net Debt Outstanding                               $69.0               $69.0              $69.0               $69.0     $69.0
                                       ------------------ ------------------- ------------------ ------------------- ---------
Total Value                                       $314.1              $327.0             $339.9              $352.8    $365.7

                                                                               IMPLIED MULTIPLES
                                      ----------------------------------------------------------------------------------------
Total Value / 99E Revenue                           1.06                1.11               1.15                1.19      1.24
                                                                                                         ----------
Total Value / 99E EBITDA                             9.2                 9.6               10.0                10.3      10.7
                                                                                                         ----------

Price per Share / 99E EPS                           17.3                18.2               19.1                20.0      20.9
Price per Share /00E EPS                            14.7                15.5               16.3                17.1      17.8
-----------------------------------------------------------------------------------------------------------------------------


                                                         William Blair & Company
--------------------------------------------------------------------------------
29                                                     Limited Liability Company

--------------------------------------------------------------------------------







                               OVERVIEW OF EAGLES


                                                         William Blair & Company
--------------------------------------------------------------------------------
30                                                     Limited Liability Company

EAGLES STOCK PERFORMANCE
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                WEEKLY: SINCE IPO

3,500,000                                                                                                    35.00

3,000,000                                                                                                    30.00

2,500,000                                                                                                    25.00

2,000,000                                                                                                    20.00

1,500,000                                                                                                    15.00

1,000,000                                                                                                    10.00

  500,000                                                                                                     5.00

        0                                                                                                        0
------------------------------------------------------------------------------------------------------------------
1/26/96  5/10/96  8/23/96 12/6/97  3/21/97  7/3/97  10/17/97  1/30/98  5/15/98  8/28/98  12/11/98  3/26/99  7/9/99

                                                VOLUME     CLOSE

                                                         William Blair & Company
--------------------------------------------------------------------------------
31                                                     Limited Liability Company

EAGLES RESEARCH ANALYSIS SUMMARY
--------------------------------------------------------------------------------

                                                                    ESTIMATES
                                                                    ----------------------------              LAST    STOCK PRICE
INVESTMENT BANK          ANALYST                 RATING             1999E             2000E        LTGR%     UPDATE    AT UPDATE
---------------          -------                 ------             ----------------------------   -----     ------   -----------
William Blair & Company  Chuck McDonald          Strong Buy         $1.03             $1.20        20.0%     9/28/99    $12.38
Detusche Banc Alex Brown Christopher Feiss       Buy                $1.01             $1.15        25.0%     9/19/99    $12.31
Robert Baird             Jeffrey Germanotta      Short-Term         $1.03             $1.19        25.0%     9/12/99    $12.81
                                                 Market Perform

                         -------------------------------------------------------------------------------
                         AVERAGE                                    $1.02             $1.18        23.3%
                         MEDIAN                                     $1.03             $1.19        25.0%
                         -------------------------------------------------------------------------------


                                                         William Blair & Company
--------------------------------------------------------------------------------
32                                                     Limited Liability Company

--------------------------------------------------------------------------------




                            EAGLES OWNERSHIP PROFILE




--------------------------------------------------------------------------------



                                                         William Blair & Company
--------------------------------------------------------------------------------
33                                                     Limited Liability Company

SUMMARY OF EAGLES HISTORICAL TRADING
--------------------------------------------------------------------------------

o  24 million shares have traded in LTM as of 9/24/99
o  Weighted average share price over that period is $15.50
o  Highest volume of shares traded between $13.00 and $14.00


SUMMARY RESULTS:
                                  % OF TRADING
                                     VOLUME
                                   BELOW THIS
                 PRICE               PRICE
               ------------        ---------

                 $18.00               78.3%
                 $19.00               79.9%
                 $20.00               81.5%
                 $21.00               86.1%
                 $22.00               91.0%


                                                         William Blair & Company
--------------------------------------------------------------------------------
34                                                     Limited Liability Company

PROJECT LIBERTY
EAGLES OWNERSHIP PROFILE

                                                  SHARES          PERCENT       LAST
      OWNER NAME                                   HELD            HELD         REPORT
-----------------------------                    ---------        ------       --------
   OFFICERS & DIRECTORS SUBTOTAL                 2,056,545        16.59%
   INSTITUTIONAL SUBTOTAL                        9,724,981        78.45%
   RETAIL ACCOUNTS                                 615,474         4.96%
                                                ----------       ------

Total Shares Outstanding                        12,397,000       100.00%
                                                ==========       ======

OFFICERS & DIRECTORS
--------------------
GREEN WILLIAMS S                                 2,013,536        16.24%       06/01/99
GROSS FRED B                                        43,009         0.35%       06/01/99


TOP INSITUTIONAL HOLDERS
------------------------
DRESDNER RCM GLOBAL INVESTORS                    1,784,900        14.40%       06/30/99
T. ROWE PRICE ASSOCIATES, INC.                   1,488,464        12.01%       06/30/99
ALEX BROWN CAP ADV & TRUST                       1,362,457        10.99%       06/30/99
WASATCH ADVISORS, INC.                             650,525         5.25%       06/30/99
DENVER INVESTMENT ADVR LLC                         559,000         4.51%       06/30/99
J. & W. SELIGMAN & CO., INC.                       470,000         3.79%       06/30/99
DIMENSIONAL FD ADVISORS, INC.                      421,916         3.40%       06/30/99
WILLIAM HARRIS INVESTORS INC.                      385,900         3.11%       06/30/99
WILLIAM BLAIR & CO. L.L.C. INV MGM                 339,425         2.74%       06/30/99
D.F. DENT & COMPANY, INC.                          242,681         1.96%       06/30/99
BANKERS TRUST N Y CORP                             211,150         1.70%       06/30/99
FASCIANO, MICHAEL F                                210,000         1.69%       06/30/99
OPPENHEIMER FUNDS INC.                             200,000         1.61%       06/30/99
SKYLINE ASSET MANAGEMENT L.P.                      171,700         1.39%       06/30/99
LASALLE NATIONAL BANK                              169,300         1.37%       06/30/99
BARCLAYS BANK PLC                                  145,442         1.17%       06/30/99
HENDERSON INVESTORS LTD.                           143,500         1.16%       06/30/99
ROYCE & ASSOCIATES, INC.                            99,500         0.80%       06/30/99


                                                         William Blair & Company
--------------------------------------------------------------------------------
35                                                     Limited Liability Company

PROJECT LIBERTY
EAGLES OWNERSHIP PROFILE
----------------------------------------------------------------------------------------------------------
                                                     SHARES                PERCENT                LAST
      OWNER NAME                                      HELD                   HELD                 REPORT
--------------------------------                     ------                 -----                -------
EQUITABLE COMPANIES INC                              87,000                 0.70%                06/30/99
BRANDYWINE ASSET MGMT, INC.                          71,500                 0.58%                06/30/99
MASSACHUSETTS FINL SERV. CO.                         66,600                 0.54%                06/30/99
CITIGROUP INC.                                       53,513                 0.43%                06/30/99
CALIFORNIA STATE TEACH RETIRE                        53,400                 0.43%                06/30/99
EATON, VANCE MANAGEMENT, INC.                        50,000                 0.40%                06/30/99
N.Y. STATE TEACH RETIRE SYS                          49,500                 0.40%                06/30/99
MELLON PRIVATE ASSET MGMT                            37,516                 0.30%                06/30/99
MERCURY ASSET MANAGEMENT LTD.                        33,000                 0.27%                06/30/99
NORTHERN TRUST COMPANY OF CT                         30,100                 0.24%                06/30/99
AIM CAPITAL MANAGEMENT INC.                          30,000                 0.24%                06/30/99
NORTHERN TRUST COMPANY                               20,604                 0.17%                06/30/99
STATE STR BK & TRUST CO BOSTON                       18,850                 0.15%                06/30/99
PARADIGM ASSET MGMT CO, LLC                          17,200                 0.14%                06/30/99
COLLEGE RETIRE EQUITIES                              13,300                 0.11%                06/30/99
OTHER INSTITUTIONAL                                  37,038                 0.30%

PROJECT LIBERTY
PRICE DISTRIBUTION OF HISTORICAL TRADING ACITVITY
LATEST TWELVE MONTHS AS OF 9/24/99
----------------------------------------------------------------------------------------------------------------------------------

EAGLES SHARES                                                                              % OF TOTAL                    % OF TOTAL
                                                            % OF TOTAL                       COMMON                         PUBLIC
                                                % OF TOTAL    VOLUME        % OF TOTAL       SHARES       % OF TOTAL        FLOAT
 GREATER      BUT                    CUMULATIVE    VOLUME     TRADED AT        COMMON       TRADED AT        PUBLIC       TRADED AT
 THAN OR      LESS        SHARES      SHARES     TRADED AT    OR BELOW         SHARES        OR BELOW        FLOAT         OR BELOW
 EQUAL TO     THAN        TRADED      TRADED     THIS PRICE  THIS PRICE    OUTSTANDING(1)   THIS PRICE   OUTSTANDING(2)   THIS PRICE
 --------     ----        ------       ------    ----------  ----------    --------------   ----------   --------------   ----------

 $10.00     $11.00     1,663,100      1,663,100       6.9%        6.9%          13.4%           13.4%         16.0%        16.0%
  11.00      12.00     2,619,400      4,282,500      10.9%       17.8%          21.1%           34.5%         25.2%        41.2%
  12.00      13.00     2,712,900      6,995,400      11.3%       29.1%          21.9%           56.4%         26.1%        67.4%
  13.00      14.00     4,750,000     11,745,400      19.8%       48.9%          38.3%           94.7%         45.7%       113.1%
  14.00      15.00     2,204,200     13,949,600       9.2%       58.1%          17.8%          112.5%         21.2%       134.3%
  15.00      16.00       517,600     14,467,200       2.2%       60.2%           4.2%          116.7%          5.0%       139.3%
  16.00      17.00     1,834,400     16,301,600       7.6%       67.9%          14.8%          131.5%         17.7%       157.0%
  17.00      18.00     2,500,100     18,801,700      10.4%       78.3%          20.2%          151.7%         24.1%       181.1%
  18.00      19.00       393,300     19,195,000       1.6%       79.9%           3.2%          154.8%          3.8%       184.9%
  19.00      20.00       388,500     19,583,500       1.6%       81.5%           3.1%          158.0%          3.7%       188.6%
  20.00      21.00     1,090,200     20,673,700       4.5%       86.1%           8.8%          166.8%         10.5%       199.1%
  21.00      22.00     1,193,600     21,867,300       5.0%       91.0%           9.6%          176.4%         11.5%       210.6%
  22.00      23.00       985,500     22,852,800       4.1%       95.1%           7.9%          184.3%          9.5%       220.1%
  23.00      24.00       867,600     23,720,400       3.6%       98.8%           7.0%          191.3%          8.4%       228.4%
  24.00      25.00       269,000     23,989,400       1.1%       99.9%           2.2%          193.5%          2.6%       231.0%
  25.00      26.00        29,200     24,018,600       0.1%      100.0%           0.2%          193.7%          0.3%       231.3%
                     -----------
                      24,018,600

Weighted Average Share Price:         $15.50

(1)  Based on 12,397,000 shares outstanding per 6/30/99 quarterly report.
(2)  Excludes 2,079,036 shares held by Company CEO.

PROJECT LIBERTY
HISTORICAL AND PROJECTED INCOME STATEMENTS: EAGELS
IN THOUSANDS, EXCEPT PER SHARE AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------

FISCAL YEARS ENDED DECEMBER 31
                                                    ACTUAL                                   ESTIMATED (2)      PRO FORMA W/TANGA
                             -------------------------------------------------------    ---------------------  ---------------------
                                1994       1995       1996         1997        1998       1999 E      2000 E     1999 E     2000 E
                             ---------  ---------  ---------    ---------   ---------   ---------   ---------  ---------  ---------
Net Sales                    $  47,679  $  60,823  $ 100,644    $ 150,793   $ 192,605   $ 217,369   $ 243,453  $ 295,600  $ 324,000
Cost of Sales                   32,787     41,835     70,853      106,605     136,488     153,696     172,121    194,700    214,300
                             ---------  ---------  ---------    ---------   ---------   ---------   ---------  ---------  ---------
 Gross Profit                   14,892     18,988     29,792       44,188      56,117      63,673      71,332    100,900    109,700

Operating & Selling Expenses     7,068      9,098     14,168       21,024      26,357      30,393      33,706     59,022     63,233
Corporate G&A Expenses           2,895      3,985      6,718        9,857      11,114      12,778      13,767     12,778     13,767
Other Expense                       -         -         -             259         -           -           -          -         -
                             ---------  ---------  ---------    ---------   ---------   ---------   ---------  ---------  ---------
 Operating Income                4,929      5,905      8,905       13,047      18,646      20,502      23,859     29,100     32,700

Interest Expense, net              289      1,164       (551)      (1,580)     (1,511)     (1,118)       (900)     4,800      5,000
                             ---------  ---------  ---------    ---------   ---------   ---------   ---------  ---------  ---------
 Pre-tax Income                  4,640      4,740      9,456       14,627      20,157      21,620      24,759     24,300     27,700

Income Taxes (1)                 1,860      1,896      3,593        5,393       7,692       8,324       9,532     10,100     11,400
                             ---------  ---------  ---------    ---------   ---------   ---------   ---------  ---------  ---------
 Net Income                  $   2,780  $   2,844  $   5,863    $   9,234   $  12,465   $  13,296   $  15,227  $  14,200  $  16,300
                             =========  =========  =========    =========   =========   =========   =========  =========  =========

Weighted Average Shares          9,071      7,937     11,557       13,335      13,504      12,927      12,598     12,927     12,598
Earnings Per Share           $    0.31  $    0.36  $    0.51    $    0.69   $    0.92   $    1.03   $    1.21  $    1.10  $    1.29

CASH FLOW ITEMS:
 EBITDA                          5,141      6,235      9,640       14,439      20,618      22,802      26,359     34,100     37,900
 Depreciation & Amortization       212        330        735        1,392       1,972       2,300       2,500      5,000      5,200
 Capital Expenditures              766        507      1,169        1,671       1,555       1,739       1,948      2,365      2,592

MARGIN ANALYSIS:
 Gross Margin                     31.2%      31.2%      29.6%        29.3%       29.1%       29.3%       29.3%      34.1%      33.9%
 EBITDA Margin                    10.8%      10.3%       9.6%         9.6%       10.7%       10.5%       10.8%      11.5%      11.7%
 Operating Margin                 10.3%       9.7%       8.8%         8.7%        9.7%        9.4%        9.8%       9.8%      10.1%
 Net Margin                        5.8%       4.7%       5.8%         6.1%        6.5%        6.1%        6.3%       4.8%       5.0%

GROWTH RATES:
 Net Sales                        33.8%      27.6%      65.5%        49.8%       27.7%       12.9%       12.0%                  9.6%
 EBITDA                           57.3%      21.3%      54.6%        49.8%       42.8%       10.6%       15.6%                 11.1%
 Operating Income                 58.4%      19.8%      50.8%        46.5%       42.9%       10.0%       16.4%                 12.4%
 Net Income                       18.1%       2.3%     106.1%        57.5%       35.0%        6.7%       14.5%                 14.8%
 EPS                                NA       16.9%      41.6%        36.5%       33.3%       11.4%       17.5%                 17.8%


--------------------------------------
(1) Taxes for Fiscal Years 1994 and 1995 are Pro Forma as if the Company had been a C Corporation.
(2) Estimates provided by William Blair & Company.



PROJECT LIBERTY
HISTORICAL BALANCE SHEET:  EAGLES
IN THOUSANDS, EXCEPT PER SHARE AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                AS REPORTED
                                                      -----------------------------------------------------------       PRO FORMA
                                                        12/27/96        12/26/97         12/25/98        6/25/99        for Tanga
                                                        --------        ---------        --------       ---------        ---------

Assets

Current Assets:
     Cash & Equivalents (1)                             $ 42,875        $  31,007        $ 30,909       $  22,968        $       0
     Accounts Receivable, net                             16,141           23,802          27,535          33,542           43,300
     Inventory                                            17,669           24,980          30,129          30,704           40,700
     Prepaid Expenses & Other Current Assets                 657              898             386             596            3,600
     Deferred Income Taxes                                   768            1,227           1,498           1,439             -
                                                        --------        ---------        --------       ---------        ---------
          Total Current Assets                            78,110           81,914          90,457          89,250           87,600

Property, Plant & Equipment, net                           2,461            3,541           4,183           4,725            7,400
Goodwill                                                   4,932           18,121          22,134          21,814           99,300
Other Assets                                               2,806            4,539           4,922           4,700              600
                                                        --------        ---------        --------       ---------        ---------
          TOTAL ASSETS                                  $ 88,309        $ 108,115        $121,696       $ 120,489        $ 194,900
                                                        ========        =========        ========       =========        =========

Liabilities and Stockholders' Equity
Current Liabilities:
     Notes Payable                                      $    285        $     725        $  1,209       $     500        $       0
     Long-term Debt, Current                                  -              -               -               -                -
     Accounts Payable                                      8,537           13,245          11,992          17,295           20,600
     Accrued Expenses & Other Current Liabilities          2,053            2,875           4,294           4,970            7,200
     Accrued Interest                                       -                -               -               -                -
     Income Taxes Payable                                  1,934              221             412             263             -
                                                        --------        ---------        --------       ---------        ---------
          Total Current Liabilities                       12,810           17,066          17,907          23,029           27,800

     Long-term Debt                                         -                 500            -               -              69,500
     Commitments & Contingent Liabilities                   -                -               -               -                -

Stockholders' Equity:
     Preferred Stock                                        -                -               -               -                -
     Common Stock                                         96,979          102,794         103,569         103,640          103,700
     Retained Earnings (Deficit)                         (21,479)         (12,245)            220           6,624            6,700
     Less Treasury Stock                                    -                -               -            (12,804)         (12,800)
                                                        --------        ---------        --------       ---------        ---------
          Total Stockholders' Equity                      75,500           90,549         103,789          97,460           97,600
                                                        ========        =========        ========       =========        =========
     TOTAL LIABILITIES & EQUITY                         $ 88,309        $ 108,115        $121,696       $ 120,489        $ 194,900
                                                        ========        =========        ========       =========        =========

------------------------------------------
(1)  Includes cash, restricted cash and investments.

EAGLES / TANGA COMBINATION ANALYSIS
Wilmar Assumed Tanga Standalone Assumptions
------------------------------------------------------------------------------
Dollars in millions, except per share amounts

COMBINED INCOME STATEMENTS

                                      1998 PRO FORMA                                       1999 PRO FORMA
                            ------------------------------------              ---------------------------------------
                              EAGLES    TANGA   ADJUST  COMBINED                 EAGLES      TANGA  ADJUST   COMBINED
                              ------    -----   ------  --------                 ------      -----  ------   --------
Revenue                       192.6      75.9     0.0     268.5                 217.4       78.2       0.0     295.6
Gross Profit                   56.1      36.2     0.0      92.3                  63.7       37.3       0.0     100.9
Operating Expenses             36.5      25.6     0.0      62.1                  42.0       26.4       0.0      68.4
EBITA                          19.6      10.6     0.0      30.2                  21.6       10.9       0.0      32.5
Total Amortization              1.0       0.1     2.2       3.3                   1.1        0.1       2.2       3.4
                            ------------------------------------              ---------------------------------------
EBIT                           18.6      10.4    -2.2      26.9                  20.5       10.7      -2.2      29.1
Interest Expense (Income)      -1.5       0.0     5.9       4.4                  -1.1        0.0       5.9       4.8
                            ------------------------------------              ---------------------------------------

Pre-Tax Income                 20.2      10.4    -8.1      22.5                  21.6       10.7      -8.1      24.2

Taxes                           7.7       4.0    -2.4       9.3                   8.3        4.1      -2.4      10.1
                            ------------------------------------              ---------------------------------------
Net Income                     12.5       6.4    -5.8      13.1                  13.3        6.6      -5.8      14.2

Shares                         13.5                        13.5                  12.9                           12.9
                                                                              -------                        -------
EPS                           $0.92                       $0.97                 $1.03                          $1.09
                                                                              -------                        -------
EPS Pickup                                                $0.05                                                $0.07

Cash EPS                      $0.98                       $1.18                 $1.10                          $1.32

Amortization                    1.0       0.1     2.2       3.3                   1.1        0.1       2.2       3.4
Depreciation                    1.0       0.4     0.0       1.4                   1.2        0.4       0.0       1.6
EBITDA                         20.6      11.0     0.0      31.6                  22.8       11.3       0.0      34.1

Revenue Growth                                                                   12.9%       3.0%               10.1%
EBIT Growth                                                                      10.0%       3.0%                8.1%
EPS Growth                                                                       11.4%                          12.6%

Gross Profit %                29.1%      47.7%             34.4%                 29.3%      47.7%               34.2%
EBIT %                         9.7%      13.7%             10.0%                  9.4%      13.7%                9.8%
EBITA %                       10.2%      13.9%             11.2%                 10.0%      13.9%               11.0%

EAGLES / TANGA COMBINATION ANALYSIS
Wilmar Assumed Tanga Standalone Assumptions
------------------------------------------------------------------------------
Dollars in millions, except per share amounts

COMBINED INCOME STATEMENTS

(continued)


                                    1999 AS - REPORTED                           2000 AS - REPORTED
                            ------------------------------------              ---------------------------------------
                              EAGLES    TANGA   ADJUST  COMBINED                 EAGLES      TANGA  ADJUST   COMBINED
                              ------    -----   ------  --------                 ------      -----  ------   --------
Revenue                       217.4      13.1     0.0     230.4                 243.5       80.6       0.0     324.0
Gross Profit                   63.7       6.2     0.0      69.9                  71.3       38.4       0.0     109.7
Operating Expenses             42.0       4.4     0.0      46.4                  46.4       27.2       0.0      73.6
EBITA                          21.6       1.8     0.0      23.5                  25.0       11.2       0.0      36.2
Total Amortization              1.1       0.0     0.4       1.5                   1.1        0.1       2.2       3.4
                            ------------------------------------              ---------------------------------------
EBIT                           20.5       1.8    -0.4      21.9                  23.9       11.1      -2.2      32.8
Interest Expense (Income)      -1.1       0.0     1.0      -0.1                  -0.9        0.0       5.9       5.0
                            ------------------------------------              ---------------------------------------

Pre-Tax Income                 21.6       1.8    -1.4      22.1                  24.8       11.1      -8.1      27.7

Taxes                           8.3       0.7    -0.4       8.6                   9.5        4.3      -2.4      11.4
                            ------------------------------------              ---------------------------------------
Net Income                     13.3       1.1    -1.0      13.4                  15.2        6.8      -5.8      16.3

Shares                         12.9                        12.9                  12.6                           12.6
                            -------                      ------               -------                         -------
EPS                           $1.03                       $1.04                 $1.21                          $1.29
                            -------                      ------               -------                         -------
EPS Pickup                                                $0.01                                                $0.08

Cash EPS                      $1.10                       $1.14                 $1.28                          $1.52

Amortization                    1.1       0.0     0.4       1.5                   1.1        0.1       2.2       3.4
Depreciation                    1.2       0.1     0.0       1.3                   1.4        0.4       0.0       1.8
EBITDA                         22.8       1.9     0.0      24.7                  26.4       11.6       0.0      38.0

Revenue Growth                                                                   12.0%       3.0%                9.6%
EBIT Growth                                                                      16.4%       3.0%               12.7%
EPS Growth                                                                       17.5%                          18.1%

Gross Profit %                 29.3%    47.7%              30.3%                 29.3%      47.7%               33.9%
EBIT %                          9.4%    13.7%               9.5%                  9.8%      13.7%               10.1%
EBITA %                        10.0%    13.9%              10.2%                 10.3%      13.9%               11.2%

EAGLES / TANGA COMBINATION ANALYSIS
Wilmar Assumed Tanga Standalone Assumptions
------------------------------------------------------------------------------
Dollars in millions, except per share amounts

COMBINED INCOME STATEMENTS

TRANSACTION ASSUMPTIONS

(continued)

                                                                                                          ANNUAL
                                                                                            INTEREST    INTEREST
                                                  SOURCE OF FUNDS              AMOUNT        RATE       EXPENSE
                                                  ---------------            ----------      ----      ---------
Total Purchase Price                   90.0
Financing Fees                          1.0
Transaction Fees                        1.0       Excess Cash                      23.0        4.50%       1.0
                                  ----------
Total Uses                             92.0       New Borrowings

Multiple of 1998 EBITDA Paid            8.2          Revolver                      14.0        7.12%       1.0
Multiple of 1999 EBITDA Paid            8.0          Term                          55.0        7.12%       3.9
                                                                              ----------                -----------
Percent of 1999 Year Post-Deal        16.7%       Total New Borrowings             69.0                    4.9
                                                                              ----------                -----------
Tanga Tangible Net Worth               19.2       Total                            92.0                    5.9
Debt Assumed                            0.0
New Goodwill                           71.8

Tax Rate on Deductible                38.5%        Amortization Detail                   TOTAL       ANNUAL      TAX
                                                                             YEARS      AMORT.       AMORT.     DEDUCTIBLE
                                                                             -----      ------       ------     ----------

                                                   Financing Fees                 5         1.0        0.2          Y
                                                   Customer Lists (10%)          20         7.2        0.4          N
                                                   Goodwill (90%)                40        64.6        1.6          N
                                                                                      -----------------------
                                                   Total Amortization                      72.8        2.2

EAGLES / TANGA COMBINATION ANALYSIS
Wilmar Assumed Tanga Standalone Assumptions
------------------------------------------------------------------------------
Dollars in millions, except per share amounts

COMBINED INCOME STATEMENTS

TRANSACTION ASSUMPTIONS

(continued)

TOTAL PURCHASE PRICE
FIANCING FEES                                               COMBINED                ADVANCE       MAX
TRANSACTION FEES                                            BALANCE   ELIGIBLE      RATES       AVAILABLE
                                                            -------   --------      -----       ---------

Total Uses                       Trade Receivables           43.3        95%           85%          35.0

Multiple of 1998 EBITDA Paid     Inventory                   40.7        95%           60%          23.2
Multiple of 1999 EBITDA Paid                                                                     -------

Percent of 1999 Year Post-Deal   Total                                                              58.2

Tanga Tangible Net Worth         Desired Revolver Availability at Closing                           44.1
Debt Assumed
New Goodwill
                                 Revolver Draw Down at Closing                                      14.0
Tax Rate on Deductible             Term Debt                                                        55.0
                                                                                                 -------
                                   Total New Borrowings                                             69.0


EAGLES / TANGA COMBINATION ANALYSIS
Wilmar Assumed Tanga Standalone Assumptions
-----------------------------------------------------------------------------------------------------

Dollars in millions, excpet per share amounts

COMBINED INCOME STATEMENTS
                                                       2001 AS - REPORTED                              2002 AS - REPORTED
                                          --------------------------------------------    ------------------------------------------
                                             EAGLES       TANGA     ADJUST      COMBINED       EAGLES     TANGA    ADJUST   COMBINED
                                             ------       -----     ------      --------       ------     -----    ------   --------

Revenue                                       271.5        87.0       0.0       358.4          301.3      94.0       0.0      395.3
Gross Profit                                   79.5        41.5       0.0       121.0           88.3      44.8       0.0      133.1
Operating Expenses                             51.0        29.4       0.0        80.4           56.0      31.7       0.0       87.7
EBITA                                          28.5        12.1       0.0        40.6           32.2      13.1       0.0       45.3
Total Amortization                              1.1         0.1       2.2         3.4            1.1       0.1       2.2        3.4
                                          --------------------------------------------    ------------------------------------------
EBIT                                           27.4        12.0      -2.2        37.2           31.1      12.9      -2.2       41.9
Interest Expense (Income)                      -1.2         0.0       5.1         3.9           -1.6       0.0       4.4        2.8
                                          --------------------------------------------    ------------------------------------------

Pre-Tax Income                                 28.6        12.0      -7.3        33.3           32.7      12.9      -6.6       39.1

Taxes                                          11.0         4.6      -2.0        13.6           12.6       5.0      -1.8       15.8
                                          --------------------------------------------    ------------------------------------------
Net Income                                     17.6         7.4      -5.2        19.7           20.1       8.0      -4.8       23.3

Shares                                         12.6                              12.6           12.6                           12.6
                                          ---------                         ---------     ----------                       ---------
EPS                                           $1.40                             $1.57          $1.60                          $1.85
                                          ---------                         ---------     ----------                       ---------
EPS Pickup                                                                      $0.17                                         $0.25

Cash EPS                                      $1.47                             $1.79          $1.67                          $2.08

Amortization                                    1.1         0.1       2.2         3.4            1.1       0.1       2.2        3.4
Depreciation                                    1.6         0.5       0.0         2.1            1.8       0.5       0.0        2.3
EBITDA                                         30.1        12.6       0.0        42.7           34.0      13.6       0.0       47.6

Revenue Growth                                11.5%        8.0%                 10.6%          11.0%      8.0%                10.3%
EBIT Growth                                   14.9%        8.1%                 13.6%          13.6%      8.1%                12.7%
EPS Growth                                    15.5%                             21.1%          14.5%                          18.2%

Gross Profit %                                29.3%       47.7%                 33.8%          29.3%     47.7%                33.7%
EBIT %                                        10.5%       13.8%                 10.4%          10.3%     13.8%                10.6%
EBITA %                                       10.5%       13.9%                 11.3%          10.7%     13.9%                11.5%

EAGLES / TANGA COMBINATION ANALYSIS
Wilmar Assumed Tanga Standalone Assumptions
-----------------------------------------------------------------------------------------------------

Dollars in millions, excpet per share amounts

COMBINED INCOME STATEMENTS

(continued)

                                                     2003 AS - REPORTED                        2004 AS - REPORTED
                                        ----------------------------------------------    ----------------------------------
                                             EAGLES     TANGA   ADJUST     COMBINED      EAGLES   TANGA   ADJUST  COMBINED
                                             ------     -----   ------     --------      ------   -----   ------  --------

Revenue                                        332.9     101.5    0.0      434.4          366.2   109.6      0.0    475.8
Gross Profit                                    97.6      48.4    0.0      145.9          107.3    52.2      0.0    159.5
Operating Expenses                              61.3      34.2    0.0       95.5           66.7    37.0      0.0    103.6
EBITA                                           36.3      14.1    0.0       50.4           40.7    15.3      0.0     55.9
Total Amortization                               1.1       0.1    2.2        3.4            1.1     0.1      2.2      3.4
                                          ---------------------------------------      -----------------------------------
EBIT                                            35.2      14.0   -2.2       47.0           39.6    15.1     -2.2     52.5
Interest Expense (Income)                       -1.9       0.0    3.5        1.6           -2.2     0.0      2.4      0.2
                                          ---------------------------------------      -----------------------------------

Pre-Tax Income                                  37.1      14.0   -5.7       45.4           41.8    15.1     -4.6     52.3

Taxes                                           14.3       5.4   -1.4       18.2           16.1     5.8     -1.0     20.9
                                          ---------------------------------------      -----------------------------------
Net Income                                      22.8       8.6   -4.3       27.2           25.7     9.3     -3.6     31.4

Shares                                          12.6                        12.6           12.6                      12.6
                                          ----------                    --------       --------                   --------
EPS                                            $1.81                       $2.16          $2.04                     $2.49
                                          ----------                    --------       --------                   --------
EPS Pickup                                                                 $0.34                                    $0.45

Cash EPS                                       $1.88                       $2.38          $2.11                     $2.72

Amortization                                     1.1       0.1    2.2        3.4            1.1     0.1      2.2      3.4
Depreciation                                     2.0       0.5    0.0        2.5            2.2     0.6      0.0      2.8
EBITDA                                          38.3      14.7    0.0       52.9           42.9    15.8      0.0     58.7

Revenue Growth                                 10.5%      8.0%              9.9%          10.0%    8.0%              9.5%
EBIT Growth                                    13.0%      8.1%             12.2%          12.4%    8.1%             11.7%
EPS Growth                                     13.3%                       16.6%          12.6%                     15.6%

Gross Profit %                                 29.3%     47.7%             33.6%          29.3%   47.7%             33.5%
EBIT %                                         10.6%     13.8%             10.8%          10.8%   13.8%             11.0%
EBITA %                                        10.9%     13.9%             11.6%          11.1%   13.9%             11.7%

--------------------------------------------------------------------------------


                             PRELIMINARY VALUATION
                              ANALYSIS FOR EAGLES


--------------------------------------------------------------------------------


                                                         William Blair & Company
--------------------------------------------------------------------------------
35                                                     Limited Liability Company



VALUATION SUMMARY: EAGLES
----------------------------------------------------------------------------------------------------------------------------------
                                                  WITHOUT TANGA                                 WITH TANGA
                                                  -------------                                 ----------
                                               IMPLIED PRICE PER SHARE                     IMPLIED PRICE PER SHARE
                                               -----------------------                     -----------------------
                                              LOW                    HIGH                    LOW                HIGH
                                            ---------             ---------               ---------          --------


Comparable Company Valuation (1)            $   17.53     --      $   19.42               $   16.95    --    $  19.41

Comparable Merger Valuation                 $   16.06     --      $   19.63               $   18.27    --    $  19.28

Discounted Cash Flow Analysis               $   18.05     --      $   21.32               $   17.43    --    $  21.92

Leveraged Re-Cap Analysis                   $   15.00     --      $   18.00               $   15.00    --    $  18.00

                        AVERAGE             $   16.66     --      $   19.59               $   16.91    --    $  19.65

(1) Assumes 35% merger premium.


                                                         William Blair & Company
--------------------------------------------------------------------------------
36                                                     Limited Liability Company

                     SUMMARY OF COMPARABLE COMPANY ANALYSIS

o    USED GROUP OF 13 BUSINESS-TO-BUSINESS DIRECT MARKETERS AND
     DISTRIBUTORS

o    ON AVERAGE, THE GROUP IS 35.6% OFF OF THEIR RESPECTIVE 52 WEEK
     HIGH SHARE PRICES

o    EAGLE IS TRADING VERY NEAR THE COMPARABLE MULTIPLES


SUMMARY RESULTS:

EAGLES ALONE

                                               MULTIPLE RANGE                 IMPLIED PRICE             WITH 35% MERGER PREMIUM
                                         ---------------------------   ----------------------------   --------------------------
                           STATISTIC        LOW           HIGH              LOW          HIGH              LOW         HIGH
                           ---------        ---           ----              ---          ----              ---         ----

 TV/1999(P) Revenue       $ 217,369         0.5x    -     0.7x             $10.17    -   $13.54          $13.73   -   $18.27
 TV/1999(P) EBIT          $  20,502         8.2x    -     9.2x             $14.77    -   $16.36          $19.94   -   $22.09
 TV/1999(P) EBITDA        $  22,802         6.2x    -     7.2x             $12.70    -   $14.47          $17.15   -   $19.53
 1999(P) P/E              $    1.03        12.0x    -    13.0x             $12.36    -   $13.39          $16.69   -   $18.08
 2000(P)P/E               $    1.21        10.0x    -    11.0x             $12.10    -   $13.31          $16.34   -   $17.97

                                         ---------------------------------------------------------------------------------------
                                          Average(1)                       $12.98    -   $14.38          $17.53  -    $19.42
                                         ---------------------------------------------------------------------------------------
           EAGLE WITH TANGA
                                               MULTIPLE RANGE                 IMPLIED PRICE             WITH 35% MERGER PREMIUM
                                         ---------------------------   ----------------------------   --------------------------
                           STATISTIC         LOW         HIGH              LOW           HIGH             LOW          HIGH
                           ---------         ---         ----              ---           ----             ---          ----

 TV/1999(P) Revenue       $ 295,600         0.5x  -      0.7x             $ 6.07    -    $10.65         $ 8.19    -   $14.38
 TV/1999(P) EBIT          $  29,100         8.2x  -      9.2x             $13.11    -    $15.37         $17.70    -   $20.74
 TV/1999(P) EBITDA        $  34,100         6.2x  -      7.2x             $11.00    -    $13.64         $14.85    -   $18.42
 1999(P) P/E              $    1.10        12.0x  -     13.0x             $13.20    -    $14.30         $17.82    -   $19.31
 2000(P) P/E              $    1.29        10.0x  -     11.0x             $12.90    -    $14.19         $17.42    -   $19.16

                                         ---------------------------------------------------------------------------------------
                                          Average(1)                      $12.55    -    $14.38         $16.95    -   $19.41
                                         ---------------------------------------------------------------------------------------

(1) Excludes revenue multiples.
                                                         William Blair & Company
--------------------------------------------------------------------------------
37                                                     Limited Liability Company

                                COMPARABLE COMPANIES FOR EAGLES
                                   Summary Market Statistics
                                      Priced as of 9/30/99
----------------------------------------------------------------------------------------------
                                                                         Price/Earnings Ration
                                                                         ---------------------
                                       Stock Price
                                       -----------              % of       Most
                             52 Week                           52 Week    Recent
                               Low          High    9/30/99     High       FY         LTM
                               ---          ----    -------     ----      ------      ---
AIRGAS                     $  7.88   --  $ 14.00   $ 11.63      83.0%      16.2x     16.4x
APPLIED INDUSTRIAL TECH      11.13   --    19.06     18.00      94.4%      13.0      18.8
BARNETT                       7.50   --    17.63      9.19      52.1%      10.6       9.9
HUGHES SUPPLY                17.88   --    30.00     21.75      72.5%       8.5       8.1
INDUSTRIAL DISTR GROUP        3.31   --     8.50      3.31      39.0%       4.4       6.5
JLK DIRECT DISTR              7.00   --    13.50      7.50      55.6%       7.0       8.7
LAWSON PRODUCTS              20.38   --    28.06     21.63      77.1%      11.4       9.9
MSC INDL DIRECT INC           8.00   --    27.31      9.00      33.0%      13.0      11.8
NCH CORP                     44.25   --    69.63     45.19      64.9%      10.6      10.4
W W GRAINGER                 36.44   --    58.13     48.06      82.7%      19.7      20.1
WATSCO INC                   10.38   --    20.00     11.38      56.9%      12.6      11.6
WESCO INTL INC               12.38   --    22.88     14.13      61.7%      15.7      15.2
----------------------------------------------------------------------------------------------
Average                                                         64.4%      11.9x     12.3x
Median                                                          63.3       12.0      11.0
----------------------------------------------------------------------------------------------

EAGLES                     $ 10.19   --  $ 25.75    $ 12.88     50.0%      14.0x     13.1x

----------------------------------------------------------------------------------------------
Eagles with Premium of:      39.8%                  $ 18.00
                             47.6%                  $ 19.00
                             55.3%                  $ 20.00
                             63.1%                  $ 21.00
                             70.9%                  $ 22.00
----------------------------------------------------------------------------------------------

ACQUISITION TARGETS           6.38   --    18.00      16.50     91.7%      18.1      17.4
-------------------
WHITE CAP INDS CORP

                                 COMPARABLE COMPANIES FOR EAGLES
                                    Summary Market Statistics
                                      Priced as of 9/30/99
-----------------------------------------------------------------------------------------------
                                                 Cal.99EP/E Cal. 00E P/E
                                                 -----------------------
                                                Long Term   Long Term   Long Term    Mkt Prc/
                                                EPS Growth  EPS Growth  EPS Growth  Book Value
                            Cal. 99E   Cal 00E    Rate       Rate          Rate      Per Share
                            --------   -------  ----------- ----------  ----------  -----------
AIRGAS                       20.1x      16.6x      14.8%      136.0%       112.2%      1.7x
APPLIED INDUSTRIAL TECH      16.4       13.2       15.8%      104.0%        83.5%      1.3
BARNETT                       9.3        8.1       18.3%       50.7%        44.2%      1.7
HUGHES SUPPLY                 7.8        6.9       15.0%       51.8%        46.0%      1.0
INDUSTRIAL DISTR GROUP        4.4        4.1       13.8%       32.0%        29.6%      0.2
JLK DIRECT DISTR              8.3        6.8       15.0%       55.6%        45.2%      0.9
LAWSON PRODUCTS                NA         NA         NA          NA           NA       1.6
MSC INDL DIRECT INC          12.3%      10.9       27.0%       45.7%        40.4%      1.8
NCH CORP                       NA         NA         NA          NA           NA       1.2
W W GRAINGER                 21.6       18.3       12.1%      178.1%       151.0%      3.3
WATSCO INC                   10.4        9.0       22.4%       46.6%        40.0%      1.1
WESCO INTL INC               14.8       11.1       25.5%       58.1%        43.6%      6.7
-----------------------------------------------------------------------------------------------
Average                      12.6x      10.5x      18.0%       75.9%        63.6%      1.9x
Median                       11.4        9.9       15.4%       53.7%        44.7%      1.4
-----------------------------------------------------------------------------------------------

EAGLES                       12.6x      10.9x      23.3%       54.2%        46.8%      1.6x

-----------------------------------------------------------------------------------------------
Eagles with Premium of:      17.6x     15.3x
                             18.6x     16.1x
                             19.6x     16.9x
                             20.6x     17.8x
                             21.6x     18.6x
----------------------------------------------------------------------------------------------

ACQUISITION TARGETS          14.7      11.6        28.7%       51.3%        40.4%      2.2
-------------------
WHITE CAP INDS CORP


LTM = Latest Twelve Months. CAGR = Compounded Annual Growth Rate. NA = Not Available. NMF = Not Meaningful.

                                    COMPARABLE COMPANIES FOR EAGLES
                                       Summary Market Statistics
                                         Priced as of 9/30/99
                                              (continued)
-----------------------------------------------------------------------------------------------------

                                                   Total Value/
                                --------------------------------------------
                                 LTM         LTM Oper      LTM          LTM       Mkt.       LTM
                                Sales         Income      EBITDA      Sales(MM)   Cap.(MM)   Ended
                                -----        -------      ------      ---------   --------   -----
AIRGAS                           1.1 x         15.6x       8.6x       $1,539.9    $  822.8    06/99
APPLIED INDUSTRIAL TECH          0.3           10.8        7.8         1,521.4       381.7    03/99
BARNETT                          0.8            7.3        6.2           226.0       149.0    03/99
HUGHES SUPPLY                    0.4            8.1        6.7         2,745.9       508.0    07/99
INDUSTRIAL DISTR GROUP           0.2            8.6        5.8           514.4        28.4    06/99
JLK DIRECT DISTR                 0.4            5.4        4.3           530.1       183.8    03/99
LAWSON PRODUCTS                  0.6            5.3        4.6           302.0       223.9    06/99
MSC INDL DIRECT INC              1.1            7.9        7.1           636.3       612.5    05/99
NCH CORP                         0.3            4.6        3.5           788.1       244.4    07/99
W W GRAINGER                     1.1           12.3       10.1         4,402.2     4,487.0    06/99
WATSCO INC                       0.5            9.2        8.0         1,143.7       326.5    06/99
WESCO INTL INC                   0.3            9.3        8.1         3,225.3       674.2    06/99
-----------------------------------------------------------------------------------------------------
Average                          0.6x           8.7x       6.7x       $1,464.6    $  720.2
Median                           0.4            8.3        6.9           965.9       354.1
-----------------------------------------------------------------------------------------------------

EAGLES                           0.7x           6.9x       6.3x       $  203.2    $  159.6    06/99

-----------------------------------------------------------------------------------------------------
Eagles with Premium of:          1.0x          10.1x       9.1x
                                 1.1x          10.7x       9.7x
                                 1.1x          11.3x      10.3x
                                 1.2x          12.0x      10.8x
                                 1.2x          12.6x      11.4x
-----------------------------------------------------------------------------------------------------
ACQUISITION TARGET

WHITE CAP INDS CORP             0.8            10.8        8.8           304.2       177.0    06/99

William Blair & Company


                                                            COMPARABLE COMPANIES FOR EAGLES
                                                             SUMMARY OPERATING STATISTICS

---------------------------------------------------------------------------------------------------------------------

                                   Gross Profit as a   Operating Income as a   Net Income as a
                                      % of Sales           % of Sales            % of Sales            3 YR CAGR
                                    --------------     -------------------     ----------------   -------------------
                                   LTM    4 YR Av       LTM   4 YR Avg          LTM   4 YR Avg      Sales    Net Inc.
AIRGAS                             46.6%   47.4%        7.1%    9.2%            3.3%   3.7%         23.0%     8.9%
APPLIED INDUSTRIAL TECH            25.7%   25.8%        3.0%    4.0%            1.4%   2.0%         12.2%    21.2%
BARNETT                            33.4%   33.9%       11.3%   12.3%            6.7%   7.5%         22.3%    19.4%
HUGHES SUPPLY                      22.3%   21.5%        4.5%    4.1%            2.3%   2.3%         25.4%    35.9%
INDUSTRIAL DISTR GROUP             22.5%   23.7%        1.8%    2.5%            0.8%   1.5%        158.4%   108.4%
JLK DIRECT DISTR                   32.4%   32.8%        6.7%   10.1%            4.0%   6.2%         31.2%    31.8%
LAWSON PRODUCTS                    66.1%   67.7%       12.1%   12.7%            7.8%   8.1%          9.4%    -0.1%
MSC INDL DIRECT INC                40.8%   41.2%       13.4%   13.5%            8.1%   8.8%         32.9%    34.4%
NCH CORP                           44.8%   46.2%        6.2%    7.0%            3.1%   3.9%          0.6%   -12.5%
W W GRAINGER                       37.0%   36.2%        8.9%    9.6%            5.2%   5.7%          9.8%     8.5%
WATSCO INC                         23.1%   22.1%        5.1%    5.4%            2.5%   2.6%         54.0%    65.9%
WESCO INTL INC                     17.8%   17.8%        3.7%    3.2%            0.9%   1.3%           NA       NA
WHITE CAP INDS CORP                32.9%   32.1%        7.0%    5.8%            3.5%   2.3%           NA       NA
---------------------------------------------------------------------------------------------------------------------
Average                            34.3%   34.5%        7.0%    7.7%            3.8%   4.3%         34.5%    29.3%
Median                             32.9%   32.8%        6.7%    7.0%            3.3%   3.7%         23.0%    21.2%
---------------------------------------------------------------------------------------------------------------------

EAGLES                             29.4%   29.8%        9.8%    9.3%            6.4%   5.8%         46.8%    63.7%

                                                       RETURN ON
                                   RETURN ON            AVERAGE          COMMON EQUITY/          TOTAL DEBT/         NET DEBT/
                                AVERAGE ASSETS       COMMON EQUITY       CAPITALIZATION        CAPITALIZATION    NET CAPITALIZATION
                              ------------------   ------------------   ----------------    ------------------  -------------------
AIRGAS                                3.1%                11.4%             35.3%                  64.7%               64.7%
APPLIED INDUSTRIAL TECH               6.0%                12.0%             69.5%                  30.5%               26.7%
BARNETT                              16.5%                20.9%             70.0%                  30.0%               29.8%
HUGHES SUPPLY                         5.9%                13.6%             49.7%                  50.3%               49.9%
INDUSTRIAL DISTR GROUP                3.5%                 5.8%             68.7%                  31.3%               30.6%
JLK DIRECT DISTR                     12.3%                18.8%             96.4%                   3.6%                2.6%
LAWSON PRODUCTS                      10.9%                14.9%            100.0%                   0.0%              -24.7%
MSC INDL DIRECT INC                  12.9%                15.9%             84.4%                  15.6%               14.6%
NCH CORP                              5.1%                 9.6%             96.8%                   3.2%              -11.8%
W W GRAINGER                         11.6%                18.5%             77.3%                  22.7%               20.7%
WATSCO INC                            5.4%                10.3%             57.5%                  42.5%               41.7%
WESCO INTL INC                        3.5%                  NMF             17.3%                  82.7%               81.4%
WHITE CAP INDS CORP                   7.0%                14.0%             59.9%                  40.1%               39.6%
-----------------------------------------------------------------------------------------------------------------------------------
Average                               8.0%                13.8%             67.9%                  32.1%               28.1%
Median                                6.0%                13.8%             69.5%                  30.5%               29.8%
-----------------------------------------------------------------------------------------------------------------------------------

EAGLES                               10.8%                12.8%             99.5%                   0.5%              -29.4%

LTM = Latest Twelve Months. CAGR - Compounded Annual Growth Rate. NA = Not Available. NMF = Not Meaningful.

William Blair & Company

                          RELATIVE INDUSTRY PERFORMANCE
                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Eagles                  COMPS INDEX                S&P 500 INDEX

$35                     1/26/96                    250
$30                     4/19/96                    200
$25                     7/12/96                    150
$20                     10/4/96                     50
$15                     12/27/96                   100
$10                     3/21/97                     50
$5                      6/13/97                      0
$0                      9/5/97                       0
                        11/28/97
                        2/20/98
                        5/15/98
                        8/7/98
                       10/30/98
                        1/22/99
                        4/16/99
                        7/9/99
                        9/29/99

                                                         William Blair & Company
--------------------------------------------------------------------------------
38                                                     Limited Liability Company

                         SUMMARY OF COMPARABLE MERGER ANALYSIS

o SELECTED GROUP OF 10 COMPARABLE DEALS FOR BUSINESS-TO-BUSINESS DIRECT MARKETERS AND DISTRIBUTORS OF MRO AND INDUSTRIAL/BUILDING PRODUCTS


SUMMARY RESULTS:

                                            OPERATING STATISTIC (000'S)        AVERAGE        IMPLIED PRICE PER SHARE
                                         ---------------------------------   -----------    ---------------------------
                                           W/O TANGA          W/TANGA          MULTIPLE       W/O TANGA        W/TANGA
                                          -----------        ---------         --------       ---------        -------

Total Value / 1999 (P) Revenue             $217,369          $295,600           0.85x          $16.06          $14.09

Total Value / 1999 (P) EBIT                 $20,502          $ 29,100          10.4x           $18.27          $18.07

Total Value / 1999 (P) EBITDA               $22,802          $ 34,100           8.9x           $17.44          $18.09

                                                                             ------------------------------------------

                                                                              AVERAGE (1)      $17.85          $18.08

                                                                             ------------------------------------------

(1)  Excludes revenue multiple.

                                                         William Blair & Company
--------------------------------------------------------------------------------
39                                                     Limited Liability Company

PROJECT LIBERTY
Comparable Merger and Acquisition Transaction for Eagles
----------------------------------------------------------------------------------------------------------------------

ANNOUNCED     COMPLETE              TARGET                          TARGET BUSINESS DESCRIPTION
---------     --------     -------------------------------         ------------------------------
07/22/99      Pending      White Cap Industries Inc.               Whl constr & mining mach

05/08/98      07/08/98     Century Maintenance Supply Inc.         Whl repair maintenance supply

04/24/98      06/05/98     WESCO Distribution Inc (CDW)            Whl electrical indl products

02/02/98      02/02/98     Chad Supply, Inc.                       Distributor of repair and maintenance

10/22/97      12/02/97     Shelter Components Corp                 Distributes building materials

01/17/97      03/14/97     Maintenance Warehouse                   Whl maintenance and repair products

11/11/96      03/26/97     Strober Organization Inc                Distributes building materials

09/10/96      12/02/96     Acklands-Industrials Supplies           Wholesale industrial supplies

07/04/96      07/04/96     Allied Buildings Corp.                  Distributes roofing, siding & insulation

03/28/96      03/28/96     Southwest Stainless Inc                 Distributes pipe, valve and fitting products



PROJECT LIBERTY
Comparable Merger and Acquisition Transaction for Eagles
----------------------------------------------------------------------------------------------------------------------
                                              TRANSACTION     EQUITY                Transaction Value/LTM
                                                VALUE         VALUE        ------------------------------------
ANNOUNCED             ACQUIROR                  ($MM)         ($MM)        SALES          EBIT          EBITDA
---------       ----------------------        ------------   -------       -----          -----         -------

07/22/99        Leonard Green Partners          238.95        185.39       0.79x          11.2x           9.1x

05/08/98        Freeman Spogli                  262.55        122.55       1.52           12.6           12.0

04/24/98        Cypress Group                 1,013.99        670.45       0.38           11.9           10.5

02/02/98        Hughes Supply Inc.               45.99         45.99       0.77           10.2            9.2

10/22/97        Kevco Inc.                      143.60        136.50       0.29           12.0            9.4

01/17/97        Home Depot, Inc.                272.28        245.43       2.16           13.0           11.9

11/11/96        Hamilton Acquisition LLC         28.13         32.00       0.22            5.5            4.4

09/10/96        WW Grainger Inc.                296.15            NA       0.99             NA             NA

07/04/96        CRH Plc                         121.00            NA       0.28             NA            7.0

03/28/96        Hughes Supply Incorporated      117.39        106.00       1.07            6.9            6.5


                -----------------------------------------------------------------------------------------------
                       AVERAGE                  254.00        193.04       0.85x          10.40x          8.88x
                       MEDIAN                   191.27        129.53       0.78           11.54           9.20
                -----------------------------------------------------------------------------------------------

PROJECT LIBERTY
Comparable Historical EBITDA Multiples
------------------------------------------------------------------------------------------------

All dollars in thousands, except per share amounts

                                EAGLE HISTORICAL EBITDA MULTIPLE
------------------------------------------------------------------------------------------------
                           DILUTED
                            SHARES                                          REPORTED   TRAILING
       YEAR      STOCK     OUT LAST     EQUITY       NET       ENTERPRISE   TRAILING    BITDA
     ENDING      PRICE       QTR        VALUE        DEBT        VALUE      EBITDA     MULTIPLE
     --------   ---------  --------    ---------   ---------   ----------   --------   --------
     12/31/96   $  22.41    13,204     $ 295,902  $ (42,590)  $  253,312  $   9,640    26.3 x
     12/31/97   $  23.62    13,473     $ 318,232  $ (29,783)  $  288,449  $  14,698    19.6 x
     12/31/98   $  20.80    13,508     $ 280,966  $ (29,700)  $  251,266  $  20,619    12.2 x
  LTM 6/30/99   $  13.00    12,782     $ 166,166  $ (22,468)  $  143,698  $  21,970     6.5 x
        Today   $  12.88    12,782     $ 164,568  $ (22,468)  $  142,100  $  21,970     6.5 x


                               BARNETT HISTORICAL EBITDA MULTIPLE
------------------------------------------------------------------------------------------------
                            DILUTED
                             SHARES                                        REPORTED   TRAILING
       YEAR      STOCK      OUT LAST      EQUITY     NET      ENTERPRISE   TRAILING    BITDA
     ENDING      PRICE        QTR         VALUE      DEBT        VALUE      EBITDA    MULTIPLE
     --------   ---------  --------    ---------   ---------   ----------   --------   --------

      6/30/96   $  28.75    15,928     $ 457,930  $  (1,707)  $  456,223  $  18,402    24.8 x
      6/30/97   $  24.50    16,223     $ 397,464  $  (4,429)  $  393,035  $  22,030    17.8 x
      6/30/98   $  20.25    16,322     $ 330,521  $     264   $  330,785  $  27,195    12.2 x
  LTM 3/31/99   $   8.75    16,216     $ 141,890  $  37,191   $  179,081  $  30,058     6.0 x
        Today   $   9.19    16,216     $ 149,025  $  37,191   $  186,216  $  30,058     6.2 x


                            MSC INDUSTRIAL HISTORICAL EBITDA MULTIPLE
------------------------------------------------------------------------------------------------
                            DILUTED
                             SHARES                                         REPORTED   TRAILING
       YEAR      STOCK      OUT LAST     EQUITY      NET      ENTERPRISE    TRAILING    BITDA
     ENDING      PRICE        QTR        VALUE       DEBT        VALUE      EBITDA     MULTIPLE
     --------   ---------  --------    ---------   ---------   ----------   --------   --------

    8/31/96     $  15.88    63,573     $1,009,218 $  42,998   $1,052,216  $  46,196    22.8 x
    8/31/97     $  20.31    68,382     $1,389,009 $ (10,461)  $1,378,548  $  64,071    21.5 x
    8/31/98     $  21.06    69,287     $1,459,357 $  (5,400)  $1,453,957  $  83,477    17.4 x
LTM 5/31/99     $  18.88    68,151     $1,286,350 $  58,892   $1,345,242  $  94,152    14.3 x
      Today     $   9.00    68,151     $  613,359 $  58,892   $  672,251  $  94,152     7.1 x

-------------------------------------------------------------------------------
(1)  Home Depot acquired Maintenance Warehouse in Jan 1997 for 11.9x EBITDA.
(2)  Freeman Spolig acquired Century Maintenance in Aug. 1998 for 12.0x EBITDA.

                               SUMMARY OF MERGER PREMIUM ANALYSIS

o   ANALYZED DEALS SINCE 1/1/98 WITH ENTERPRISE VALUE BETWEEN $200 AND $500
    MILLION

o   225 DEALS TOTAL:  58 POOLING TRANSACTION AND 167 PURCHASE TRANSACTIONS


AVERAGE DEAL PREMIUM (1)

                           POOLING TRANSACTIONS                   PURCHASE TRANSACTIONS
                       -----------------------------       -----------------------------
                        RANGE                 AVERAGE      RANGE                 AVERAGE
                        -----                 -------      -----                 -------
First Quartile          54.7%  --    119.6%   77.8%        48.2%  --   111.6%     68.8%

Second Quartile         33.0%  --     50.8%   41.1%        28.9%  --    47.8%     37.8%

Third Quartile          25.4%  --     32.4%   29.3%        15.7%  --    27.8%     21.7%

Fourth Quartile        -10.9%  --     22.9%    9.4%       -29.9%  --    15.6%      7.0%

-----------------------------------------------------------------------------------------

ALL TRANSACTIONS                             38.71%                              33.96%

-----------------------------------------------------------------------------------------

                                                                        ----------------------------------------
(1) Offer premium over closing price one week prior to announcement.       EAGLES PRICE: $12.75

                                                                           PURCHASE PRICE            PREMIUM
                                                                           --------------          ------------
                                                                              $18.00                  41.2%
                                                                              $19.00                  49.0%
                                                                              $20.00                  56.9%
                                                                              $21.00                  64.7%
                                                                              $22.00                  72.5%
                                                                        ----------------------------------------

                                                         William Blair & Company
--------------------------------------------------------------------------------
40                                                     Limited Liability Company

SUMMARY OF DISCOUNTED CASH FLOW ANALYSIS

KEY ASSUMPTIONS:

o   Projected five years of results through 2004
o   Used public estimates endorsed by management for 1999 and 2000
o   Revenue growth of 11.5%, 11.0%, 10.5% And 10.0% for 2001 - 2004
o   Gross margins held constant at 1999(p) level of 29.3%
o Operating margin improves over projection period: 10.1%, 10.3%, 10.6%, 10.8% For 2001 - 2004
o   Analyzed two scenarios: eagles alone and eagles with tanga
o Tanga assumes 3.0% revenue growth in 1999 and 2000, 8.0% thereafter and constant EBITDA margins

SUMMARY RESULTS:

                             EAGLES ALONE                                      EAGLES WITH TANGA

                             Discount Rate                                       Discount Rate
                       --------------------------                          --------------------------
                        12.0%      13.0%    14.0%                           12.0%     13.0%     14.0%
Terminal               --------------------------      Terminal            --------------------------
EBITDA        7.5      $19.43     $18.72   $18.05      EBITDA       7.5    $19.34    $18.36    $17.43
Multiple      8.0      $20.38     $19.62   $18.91      Multiple     8.0    $20.63    $19.59    $18.61
              8.5      $21.32     $20.53   $19.77                   8.5    $21.92    $20.83    $19.79

                                                         William Blair & Company
--------------------------------------------------------------------------------
41                                                     Limited Liability Company

PROJECT LIBERTY (ASSUMING NO ACQUISITION OF TANGA)

Discounted Cash Flow Analysis
-----------------------------------------------------------------------------------------------------------------------------------
Dollars in millions, except per share amounts

                                                                              BASE CASE
                                 -----------------------------------------------------------------------------------------
                                            2000              2001               2002             2003              2004
Revenue                                     243.5              271.5             301.3            332.9            366.2
EBITDA                                       26.4               30.1              34.0             38.3             42.9
EBIT                                         23.9               27.4              31.1             35.2             39.6

EBIT after tax                               14.5               16.7              19.0             21.5             24.2
Plus Depreciation                             1.4                1.6               1.8              2.0              2.2
Plus Amortization                             1.1                1.1               1.1              1.1              1.1
Less Capex                                    1.9                2.2               2.4              2.7              2.9
Less Changes in NWC                           5.7                6.2               6.6              7.0              7.3
                                 -----------------------------------------------------------------------------------------

Free Cash Flow                                9.3               11.0              12.9             15.0             17.3
Terminal Value                                                                                                     343.2
                                                                                                             -------------
Total Cash Flows                              9.3               11.0              12.9             15.0            360.5

Present Value of Enterprise               $230.7
Current Net Debt                          ($22.5)
                                    --------------
Implied Equity Value                      $253.2
Share & CSEs Outstanding                    12.9
                                    --------------
Equity Value Per Share                    $19.62

-------------------------------------------------------------------------------------------------
Sensitivity Tables                                          DISCOUNT RATE
-------------------                         ---------------------------------------------
                                             12.0%             13.0%             14.%
                                            ---------------------------------------------
Terminal EBITDA Multiples
                                    7.5     $19.43            $18.72            $18.05
                                    8.0     $20.38            $19.62            $18.91
                                    8.5     $21.32            $20.53            $19.77

WACC CALCULATION
------------------------------------------------------------------------------------------------
Equity Risk Premium                10.5%
Risk Free Rate                      6.0%
Levered Beta                        0.74%
Borrowing Rate                      9.0%
Tax Rate                           38.0%
Debt % of Cap                      10.0%
Cost of Equity                     13.8%
After Tax Cost of Debt              5.6%
Weighted Cost of Capital           13.0%


PROJECT LIBERTY (WITH TANGA)
------------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis

Dollars in millions, except per share amounts

Discount Rate                               13.0%
Terminal EBITDA Multiple                     8.0
------------------------------------------------------------------------------------------------
                                                                   BASE CASE

                                      ----------------------------------------------------------
                                           2000        2001       2002       2003      2004
                                           ----        ----       ----       ----      ----
Revenue                                    324.0      358.4       395.3     434.4     475.8
EBITDA                                      38.0       42.7        47.6      52.9      58.7
EBIT                                        32.8       37.2        41.9      47.0      52.5

EBIT after tax                              19.1       21.9        24.8      27.9      31.4
Plus Depreciation                            1.8        2.1         2.3       2.5       2.8
Plus Amortization                            3.4        3.4         3.4       3.4       3.4
Less Capex                                   2.6        2.9         3.2       3.5       3.8
Less Changes in NWC                          6.3        7.6         8.1       8.6       9.1
                                     -----------------------------------------------------------
Free Cash Flow                              15.4       16.9        19.2      21.7      24.7
Terminal Value                                                                        469.6
                                                                                   -------------
Total Cash Flows                            15.4       16.9        19.2      21.7     494.3

Present Value of Enterprise               $321.8
Current Net Debt                          $ 69.9
                                        -----------
Implied Equity Value                      $252.8
Share & CSEs Outstanding                    17.9
                                        -----------
Equity Value Per Share                    $ 19.59

Sensitivity Tables                                                DISCOUNT RATE
----------------------------                   ----------------------------------------------------
                                                   12.0%        13.0%         14.0%
                                               ----------------------------------------------------
Terminal EBITDA Multiples
                                         7.5      $19.34       $18.36        $17.43
                                         8.0      $20.63       $19.59        $18.61
                                         8.5      $21.92       $20.83        $19.79

--------------------------------------------------------------------------------
WACC CALCULATION
-------------------
Equity Risk Premium                                                       10.5%
Risk Free Rate                                                             6.0%
Levered Beta                                                               0.74
Borrowing Rate                                                             9.0%
Tax Rate                                                                  38.0%
Debt % of Cap                                                             10.0%
Cost of Equity                                                            13.8%
After Tax Cost of Debt                                                     5.6%
Weighted Cost of Capital                                                  13.0%

SUMMARY OF LEVERAGED RECAPITALIZATION ANALYSIS

KEY ASSUMPTIONS:

o   Same operating assumptions as discounted cash flow analysis
o Financed through senior debt at 8.5% And mezzanine debt at 13% plus warrants (for 18.0% Irr)
o   Debt financing of 5.0X 1999 ebitda (3.5X for senior, 1.5X for mezzanine)
o   Exit multiple of 8.5X ebitda in 2004
o   Analyzed two scenarios:  Eagles Alone and Eagles with Tanga

SUMMARY RESULTS:              EAGLES ALONE             EAGLES WITH TANGA

                       Deal Price   Equity IRR      Deal Price   Equity IRR
                       ----------   ----------      ----------   ----------

                          $15.00       31.8%        $15.00        28.7%

                          $15.50       29.4%        $15.50        27.1%

                          $16.00       27.2%        $16.00        25.6%

                          $16.50       25.3%        $16.50        24.3%

                          $17.00       23.5%        $17.00        23.0%

                          $17.50       21.8%        $17.50        21.8%

                          $18.00       20.3%        $18.00        20.6%

                          $18.50       18.9%        $18.50        19.6%

                          $19.00       17.6%        $19.00        18.5%

                          $19.50       16.3%        $19.50        17.6%

                          $20.00       15.2%        $20.00        16.7%

                          $20.50       14.1%        $20.50        15.8%

                          $21.00       13.0%        $21.00        14.9%

                          $21.50       12.0%        $21.50        14.1%

                          $22.00       11.1%        $22.00        13.3%


                                                         William Blair & Company
--------------------------------------------------------------------------------
42                                                     Limited Liability Company

PROJECT LIBERTY (ASSUMING NO ACQUISITION OF TANGA)                                                           WILLIAM BLAIR & COMPANY
LEVERAGED RE-CAP ANALYSIS ($000S)                                                                          LIMITED LIABILITY COMPANY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Structure Assumptions:                                                                                                     % OF
Assumed Shares Outstanind                                         12,900     SOURCES OF CASH                AMOUNT        CAPITAL
                                                                             ---------------                ------        -------
Assumed Price Per Share for ReCap                               $  19.00     Senior Debt                     79,800         31.3%
Assumed Equity Value of Re-Capitalization:                       245,000     Mezzanine Debt                  34,200         13.4%
Implied Total Value (Equity Value less Excess Cash plus Debt)    222,600     Equity                         118,600         46.5%
Total Value / 1999 EBITDA                                            9.8     Excess Cash                     22,500          8.8%
                                                                                                         ----------
Senior Debt as Multiple of 1999 EBITDA:                              3.5                                    255,100
Total Financing as Multiple of 1999 EBITDA:                          5.0     USE OF CASH
                                                                             -----------
Pro Forma 1999 EBITDA:                                            22,800     Existing Debt to be Paid Down                   -
Exit at end of Year                                                    5     Equity to Owners                            245,100
Senior Debt Interest Rate:                                           8.5%    Transaction Costs                            10,000
Mezzanine Debt Rate:                                                13.0%    Contribution to Working Capital                 -
                                                                                                                        --------
Mezzanine Debt Equity Warrants (%):                                  4.4%                                                255,100
Management Equity Warrants (%):                                      5.0%
Assumed Exit Multiple of EBITDA:                                     8.5 x
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RESULTING COVERAGE:                                                            1999     2000    2001     2002    2003    2004
                                                                               ----------------------------------------------
EBIT/Interest Expense                                                                   2.13    2.47     2.87    3.39    4.07
EBITDA/Interest Expense                                                                 2.35    2.71     3.14    3.69    4.41

Total Debt to EBITDA                                                             5.00   4.26    3.63     3.06    2.52       -
Senior Debt to EBITDA                                                            3.50   2.97    2.49     2.05    1.62       -

EQUITY TO EXISTING OWNERS                                                                                             % OWNERSHIP
                                                                                                                        ---------
Amount Paid for Equity                                          $     245,100        Equity Required in Deal:       118,600   100.0%
    Shares Owned by BG                                                  2,080        BG Rolled Equity:                7,904     6.7%
                                                                                                                 -------------------
    % of BG Shares Rolled into Deal                                        20%       Additional Equity Required:    110,696    93.3%
                                                                                                                 ===================
    Dollar Amount Rolled by Insiders at assumed deal price      $       7,904
Net Equity to be Paid Out                                       $     237,196        % of Old Equity Taken Out:        96.8%


PROJECT LIBERTY (ASSUMING NO ACQUISITION OF TANGA)                                                           WILLIAM BLAIR & COMPANY
LEVERAGED RE-CAP ANALYSIS ($000S)                                                                         LIMITED LIABILITY COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Fiscal Year Ends 12/31

                                                         PRO FORMA                           PRO FORMA PROJECTED
                                                           1999               2000       2001        2002        2003        2004
                                                        ------------     -----------------------------------------------------------
Sales                                                     $ 217,400      $ 243,500  $ 271,500   $ 301,300   $ 332,900   $ 366,200
    Annual Growth                                           N/A               12.0%      11.5%       11.0%       10.5%       10.0%

EBIT                                                       $ 20,500       $ 23,900   $ 27,400    $ 31,100    $ 35,200    $ 39,600
    Operating Margin                                           9.40%           9.8%      10.1%       10.3%       10.6%       10.8%

Interest Expense:
    Senior Debt                                              (1,100)         6,783      6,660       6,383       5,934       5,283
    Mezzanine Debt                                           -               4,446      4,446       4,446       4,446       4,446
                                                        -----------       -------------------------------------------------------
Pre-Tax Income                                             $ 21,600       $ 12,671   $ 16,294    $ 20,271    $ 24,820    $ 29,871
                                                        -----------       -------------------------------------------------------
Taxes @                                         38.0%         8,300          6,031      7,408       8,919      10,648      12,567
Net Income                                                 $ 13,300       $  6,640    $ 8,887    $ 11,352    $ 14,173    $ 17,304
                                                        ===========       =======================================================

Add: Depreciation & Amortization                              2,300          2,500      2,700       2,900       3,100       3,300
Less: Capital Expenditures                                                   1,948      2,172       2,410       2,663       2,930
Less: Change in Working Capital                                              5,740      6,160       6,556       6,952       7,326
                                                                          -------------------------------------------------------

Cash Flow Available including Terminal Value                              $  1,452    $ 3,255     $ 5,286     $ 7,657   $ 374,999

    Senior Debt Repayments                                                   1,452      3,255       5,286       7,657      62,150
    Mezzanine Debt Repayments                                               -           -          -           -           34,200


---------------------------------------------------------------------------------------------------------------------------------
Cash Flow to Mezzanine Debt Holders                         (34,200)         4,446      4,446       4,446       4,446      50,872
    Mezzanine Debt IRR                                         18.0%
---------------------------------------------------------------------------------------------------------------------------------
Total Cash Flow to Equity                                  (118,600)        -          -           -           -          266,422
    Total Equity IRR                                           17.6%
---------------------------------------------------------------------------------------------------------------------------------
Management Equity                                                                                                           7,391
---------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow to Equity                                    (118,600)        -          -           -           -          259,031
    Net Equity IRR                                             16.9%
---------------------------------------------------------------------------------------------------------------------------------

                                                                          -------------------------------------------------------
Debt Balances:                                           BEGINNING            2000       2001        2002        2003        2004
                                                                          -------------------------------------------------------
    Senior Debt                                              79,800         78,348     75,093      69,808      62,150      -
    Mezzanine Debt                                           34,200         34,200     34,200      34,200      34,200      -
                                                                                                                           -
---------------------------------------------------------------------------------------------------------------------------------
EBITDA                                                       22,800         26,400     30,100      34,000      38,300      42,900
---------------------------------------------------------------------------------------------------------------------------------

PROJECT LIBERTY (ASSUMING NO ACQUISITION OF TANGA)                                                           WILLIAM BLAIR & COMPANY
LEVERAGED RE-CAP ANALYSIS ($000S)                                                                          LIMITED LIABILITY COMPANY
------------------------------------------------------------------------------------------------------------------------------------


Sensitivity Analysis at Various Deal Prices - Resulting Impact on Equity IRR and EBITDA Multiple

                                                                                                     1999
                                                                                                   IMPLIED
                                                                             DEAL                   EBITDA    % PREMIUM
                                                                             PRICE       EQUITY  IRR MULTIPLE TO CURRENT
                                                                          ----------------------------------------------
BASE CASE:
Price on 10/1/99                                      12.75                 $ 15.00       31.8%        7.5       17.6%
Assumed Premium in Deal (Base Case)                   49.00%                $ 15.50       29.4%        7.8       21.6%
Total Value to 1999 EBITDA                              9.8 x               $ 16.00       27.2%        8.1       25.5%
Total Value to 2000 EBITDA                              8.4 x               $ 16.50       25.3%        8.3       29.4%
                                                                            $ 17.00       23.5%        8.6       33.3%
                                                                            $ 17.50       21.8%        8.9       37.3%
                                                                            $ 18.00       20.3%        9.2       41.2%
                                                                            $ 18.50       18.9%        9.5       45.1%
                                                                            $ 19.00       17.6%        9.8       49.0%
                                                                            $ 19.50       16.3%       10.0       52.9%
                                                                            $ 20.00       15.2%       10.3       56.9%
                                                                            $ 20.50       14.1%       10.6       60.8%
                                                                            $ 21.00       13.0%       10.9       64.7%
                                                                            $ 21.50       12.0%       11.2       68.6%
                                                                            $ 22.00       11.1%       11.5       72.5%

PROJECT LIBERTY (WITH TANGA)                                                                                WILLIAM BLAIR & COMPANY
LEVERAGED RE-CAP ANALYSIS ($000S)                                                                          LIMITED LIABILITY COMPANY
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
STRUCTURE ASSUMPTIONS:                                                                                                        % OF
Assumed Shares Outstanding                                        12,900       SOURCES OF CASH                    AMOUNT     CAPITAL
                                                                               ---------------                    ------    --------
Assumed Price Per Share for ReCap                               $  19.00       Senior Debt                        119,350      36.8%
Assumed Equity Value of Re-Capitalization:                       245,100       Mezzanine Debt                      51,150      15.8%
Implied Total Value (Equity Value less Excess Cash plus Debt)    314,100       Equity                             153,600      47.4%
Total Value / 1999 EBITDA                                            9.2       Excess Cash                        -             0.0%
                                                                                                                ---------
Senior Debt as Multiple of 1999 EBITDA:                              3.5                                          324,100
Total Financing as Multiple of 1999 EBITDA:                          5.0       USE OF CASH
                                                                               -----------
Pro Forma 1999 EBITDA:                                            34,100       Existing Debt to be Paid Down                 69,000
Exit at end of Year                                                  5.0       Equity to Owners                             245,100
Senior Debt Interest Rate:                                           8.5%      Transaction Costs                             10,000
Mezzanine Debt Rate:                                                13.0%      Contribution to Working Capital              -
                                                                                                                            --------
Mezzanine Debt Equity Warrants (%):                                  4.8%                                                    324,100
Management Equity Warrants (%):                                      5.0%
Assumed Exit Multiple of EBITDA:                                     8.5 x
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
RESULTING COVERAGE:                                                           1999    2000      2001    2002      2003     2004
                                                                              ------------------------------------------------------
EBIT/Interest Expense                                                                 1.95      2.27    2.65      3.13     3.76
EBITDA/Interest Expense                                                               2.26      2.61    3.01      3.53     4.21

Total Debt to EBITDA                                                          5.00    4.36      3.72    3.14      2.59        -
Senior Debt to EBITDA                                                         3.50    3.01      2.52    2.06      1.62        -

EQUITY TO EXISTING OWNERS                                                                                                % OWNERSHIP
                                                                                                                         -----------
Amount Paid for Equity                                       $ 245,100       Equity Required in Deal:          153,600        100.0%
    Shares Owned by BG                                           2,080       BG Rolled Equity:                   7,904          5.1%
                                                                                                         ---------------------------
    % of BG Shares Rolled into Deal                                 20%       Additional Equity Required:      145,696         94.9%
    Dollar Amount Rolled by Insiders at assumed deal price   $   7,904
Net Equity to be Paid Out                                    $ 237,196       % of Old Equity Taken Out:           96.8%

------------------------------------------------------------------------------------------------------------------------------------

PROJECT LIBERTY (WITH TANGA)                                                                                 WILLIAM BLAIR & COMPANY
LEVERAGED RE-CAP ANALYSIS ($000S)                                                                          LIMITED LIABILITY COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Fiscal Year Ends 12/31
                                                      -----------     --------------------------------------------------------------
                                                       PRO FORMA                             PRO FORMA PROJECTED
                                                         1999                2000       2001        2002        2003        2004
                                                      -----------     --------------------------------------------------------------
Sales                                                   $ 295,600       $ 324,000     $ 358,400   $ 395,300   $ 434,400   $ 475,800
Annual Growth                                              N/A                9.6%         10.6%       10.3%        9.9%        9.5%
EBIT                                                    $  29,100       $  32,800     $  37,200   $  41,900   $  47,000   $  52,500
Operating Margin                                              9.8%           10.1%         10.4%       10.6%       10.8%       11.0%
Interest Expense:
    Senior Debt                                             4,800          10,145         9,719       9,150       8,353       7,298
    Mezzanine Debt                                         -                6,650         6,650       6,650       6,650       6,650
                                                      -----------     -------------------------------------------------------------
Pre-Tax Income                                          $  24,300       $  16,006     $  20,831   $  26,101   $  31,997   $  38,553
                                                      -----------     -------------------------------------------------------------
Taxes @                                       38.0%        10,100           7,298         9,132      11,134      13,375      15,866

Net Income                                              $  14,200       $   8,708     $  11,699   $  14,967   $  18,622   $  22,687
                                                      ===========     =============================================================

Add: Depreciation & Amortization                            5,000           5,200         5,500       5,700       5,900       6,200
Less: Capital Expenditures                                                  2,600         2,900       3,200       3,500       3,800
Less: Change in Working Capital                                             6,300         7,600       8,100       8,600       9,100
                                                                      -------------------------------------------------------------

Cash Flow Available including Terminal Value                            $   5,008     $   6,699   $   9,367   $  12,422   $ 514,937

    Senior Debt Repayments                                                  5,008         6,699       9,367      12,422      85,854
    Mezzanine Debt Repayments                                              -              -          -           -           51,150


-----------------------------------------------------------------------------------------------------------------------------------
Cash Flow to Mezzanine Debt Holders                       (51,150)          6,650         6,650       6,650       6,650      76,075
     Mezzanine Debt IRR                                      18.0%
------------------------------------------------------------------------------------------------------------------------------------
Total Cash Flow to Equity                                (153,600)         -             -           -           -          359,657
    Total Equity IRR                                         18.5%
------------------------------------------------------------------------------------------------------------------------------------
Management Equity                                                                                                            10,303
------------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow to Equity                                  (153,600)         -             -           -           -          349,354
    Net Equity IRR                                           17.9%
------------------------------------------------------------------------------------------------------------------------------------


                                                      -----------     --------------------------------------------------------------
Debt Balances:                                         BEGINNING           2000        2001        2002        2003      2004
                                                      -----------     --------------------------------------------------------------
    Senior Debt                                           119,350         114,342    107,643      98,276      85,854      -
    Mezzanine Debt                                         51,150          51,150     51,150      51,150      51,150      -
                                                                                                                          -
------------------------------------------------------------------------------------------------------------------------------------
EBITDA                                                     34,100          38,000     42,700      47,600      52,900      58,700
------------------------------------------------------------------------------------------------------------------------------------

PROJECT LIBERTY (WITH TANGA)                                                                                 WILLIAM BLAIR & COMPANY

LEVERAGED RE-CAP ANALYSIS ($000S)                                                                          LIMITED LIABILITY COMPANY
------------------------------------------------------------------------------------------------------------------------------------

Sensitivity Analysis at Various Deal Prices - Resulting Impact on Equity IRR and EBITDA Multiple

                                                                                                   1999
                                                                                                 IMPLIED
                                                                                                  EBITDA       % PREMIUM
                                                                    DEAL PRICE   EQUITY IRR      MULTIPLE     TO CURRENT
                                                                   --------------------------------------------------------
BASE CASE:

Price on 10/1/99                            12.75                       $ 15.00         28.7%            7.7         17.6%
Assumed Premium in Deal (Base Case)          49.0%                      $ 15.50         27.1%            7.9         21.6%
Total Value to 1999 EBITDA                    9.2 x                     $ 16.00         25.6%            8.1         25.5%
Total Value to 2000 EBITDA                    8.3 x                     $ 16.50         24.3%            8.3         29.4%
                                                                        $ 17.00         23.0%            8.5         33.3%
                                                                        $ 17.50         21.8%            8.6         37.3%
                                                                        $ 18.00         20.6%            8.8         41.2%
                                                                        $ 18.50         19.6%            9.0         45.1%
                                                                        $ 19.00         18.5%            9.2         49.0%
                                                                        $ 19.50         17.6%            9.4         52.9%
                                                                        $ 20.00         16.7%            9.6         56.9%
                                                                        $ 20.50         15.8%            9.8         60.8%
                                                                        $ 21.00         14.9%           10.0         64.7%
                                                                        $ 21.50         14.1%           10.2         68.6%
                                                                        $ 22.00         13.3%           10.3         72.5%

SUMMARY OF EAGLES / VIKINGS COMBINATION
ANALYSIS
--------------------------------------------------------------------------------


Key Assumptions:

 o  Same operating assumptions as discounted cash flow analysis

 o  Assumed a pooling transaction at $20.00 without Tanga and $22.00 with Tanga

 o  Evaluated impact on 1999 and 2000 EPS of Vikings

 o  Assumed a Viking share price of $35.00

 o  Combination accelerates Vikings growth (particularly with Tanga acquisition)

 o  Vikings projected EPS of $1.30 for 1999 and $1.47 for 2000.


SUMMARY RESULTS:

                                      EAGLES ALONE                               EAGLES WITH TANGA

                            ACCRETION/DILUTION             %               ACCRETION/DILUTION             %
                            ------------------        -------------          ------------------      ----------
                     1999        $0.026                 2.03%                 $0.020                   1.56%
                     2000        $0.031                 2.10%                 $0.031                   2.10%

                                                         William Blair & Company
--------------------------------------------------------------------------------
43                                                     Limited Liability Company

PROJECT LIBERTY (ASSUMING NO ACQUISITION OF TANGA)

Eagles-Vikings Combination Analysis
In thousands, except per share amounts
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
EAGLES PRICE PER SHARE:           $ 20.00             VIKINGS STOCK PRICE:         $ 35.00
EAGLES SHARES:                     12,900             NEW SHARES ISSUED:             7,371
                                ---------
EQUITY VALUE:                   $ 258,000             ACCOUNTING:                  Pooling
-------------------------------------------------------------------------------------------

                        1997         1998                  1999                                 2000
                                                -------------------------------   --------------------------------
                       Vikings      Vikings     Vikings   Eagles     Combined     Vikings      Eagles     Combined
                      -----------   ---------   -------------------------------   --------------------------------
Revenue                 1,640,352   1,888,226   2,065,000   217,400   2,282,400   2,270,000    243,500   2,513,500

EBIT                      218,504     261,980     290,000    20,500     310,500     328,000     23,900     351,900

EBITDA                    319,383     383,951     425,000    22,800     447,800     473,000     26,400     499,400

Net Income                133,955     154,506     175,000    13,300     188,300     198,000     15,200     213,200

Shares & CSE's            133,822     134,047     135,000         0     135,000     135,000          0     135,000
Shares Issued                   0           0           0     7,371       7,371           0      7,371       7,371
                        ---------   ---------   --------- ---------   ---------   --------- ----------   ---------
        Total Shares      133,822     134,047     135,000     7,371     142,371     135,000      7,371     142,371



                                                ---------------------------------------------------------------------
EPS                        $ 1.00      $ 1.15      $ 1.30                $ 1.32      $ 1.47                 $ 1.50
                                                ---------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution)                                                   $ 0.03                             $ 0.03
Accretion / (Dilution) %                                                   2.03%                              2.10%
---------------------------------------------------------------------------------------------------------------------


Reported Revenue Growth                                                                9.93%                 10.13%
Reported EPS Growth                                                                   13.14%                 13.22%




                                         2001
                      -------------------------------------
                           Vikings      Eagles     Combined
                      -------------------------------------
Revenue                  2,451,600      271,500   2,723,100

EBIT                       360,800       27,400     388,200

EBITDA                     515,251       30,100     545,351

Net Income                 220,762       17,600     238,362

Shares & CSE's             135,000            0     135,000
Shares Issue                     0        7,371       7,371
                         ---------     --------     -------
        Total Shares       135,000        7,371     142,371



                      -------------------------------------
EPS                         $ 1.64                   $ 1.67
                      -------------------------------------




--------------------------------------------------------------
Accretion / Dilution                                 $ 0.04
Accretion / Dilution %                                 2.38%
--------------------------------------------------------------

Reported Revenue Growth       8.00%                    8.34%
Reported EPS Growth          11.50%                   11.80%


PROJECT LIBERTY (WITH TANGA)

Eagles-Vikings Combination Analysis
In thousands, except per share amounts
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
EAGLES PRICE PER SHARE:         $   22.00             VIKINGS STOCK PRICE:         $ 35.00
EAGLES SHARES:                     12,900             NEW SHARES ISSUED:             8,109
                                ---------
EQUITY VALUE:                   $ 283,800             ACCOUNTING:                  Pooling
-------------------------------------------------------------------------------------------


                                                                      1999(1)                               2000
                                  1997         1998     ----------------------------------   ----------------------------------
                                 VIKINGS      VIKINGS     VIKINGS      EAGLES     COMBINED     VIKINGS      EAGLES     COMBINED
                                ---------    --------   ---------     --------   ---------   ---------     -------    ---------
Revenue                         1,640,352     188,226   2,065,000      230,400   2,295,400   2,270,000      324,000   2,594,000

EBIT                              218,504     261,980     290,000       21,900     311,900     328,000       32,800     360,800

EBITDA                            319,383     383,951     425,000       24,700     449,700     473,000       38,000     511,000

Net Income                        133,955     154,506     175,000       13,400     188,400     198,000       16,300     214,300

Shares & CSE's                    133,822     134,047     135,000            0     135,000     135,000            0     135,000
Shares Issued                          0           0           0        8,109       8,109           0        8,109       8,109
                                ---------    --------   ---------     --------   ---------   ---------     -------    ---------
        Total Shares              133,822     134,047     135,000        8,109     143,109     135,000        8,109     143,109
                                -----------------------------------------------------------------------------------------------




                                                        ----------------------------------   ---------     --------------------
EPS                                $ 1.00      $ 1.15      $ 1.30                   $ 1.32      $ 1.47                   $ 1.50
                                                        ----------------------------------   ---------     --------------------





-------------------------------------------------------------------------------------------------------------------------------
Accretion / Dilution                                                                $ 0.02                               $ 0.03
Accretion / Dilution %                                                                1.56%                                2.10%
-------------------------------------------------------------------------------------------------------------------------------

Reported Revenue Growth                                                                          9.93%                    13.01%
Reported EPS Growth                                                                             13.14%                    13.75%



                                                2001
                                   ---------------------------------
                                   VIKINGS      EAGLES     COMBINED
                                   ---------------------------------

Revenue                          2,451,600      358,400   2,810,000

EBIT                               360,800       37,200     398,000

EBITDA                             515,251       42,700     557,951

Net Income                         220,762       19,700     240,462

Shares & CSE's                     135,000            0     135,000
Shares Issue                             0        8,109       8,109
        Total Shaes                135,000        8,109     143,109
                                 ---------      --------   ---------




                                 -----------------------------------
EPS                                 $ 1.64                   $ 1.68
                                 -----------------------------------





------------------------------   -----------------------------------
Accretion / Dilution                                         $ 0.05
Accretion / Dilution %        %                                2.75%
------------------------------   -----------------------------------

Reported Revenue Growth              8.00%                    8.33%
Reported EPS Growth                 11.50%                   12.21%



-----------------------------
(1) Assumes the acquisition of Tanga impacts only 2 months of 1999.

--------------------------------------------------------------------------------

                               OVERVIEW OF VIKINGS





                                                         William Blair & Company
--------------------------------------------------------------------------------
44                                                     Limited Liability Company

VIKINGS FINANCIAL OVERVIEW
--------------------------------------------------------------------------------

o       Consistent Record of Growth

         o      Sales: 11.5% CAGR 1996-1999E

         o      EBIT: 16.1% CAGR 1996-1999E

         o      EPS: 15.2% CAGR 1996-1999E


o       Strong and Improving Profitability

         o      Steady Gross Margins of 55.0%

         o      Operating Margin Improves to 14.0% from 12.4% in 1996


o       Strong Balance Sheet

         o      $190 Million Working Capital

         o      30% Debt/Capital


                                                         William Blair & Company
--------------------------------------------------------------------------------
45                                                     Limited Liability Company

PROJECT LIBERTY

Vikings Historical & Projected Income Statement

In thousands, except per share amounts
===================================================================================================================
                                                      Actual                     LTM            Estimated (1)
                                       ------------------------------------   ----------   -----------------------
                                          1996        1997         1998         6/30/99      1999          2000
                                       ----------   ----------   ----------   ----------   ----------   ----------
Net Sales                              $1,490,009   $1,640,352   $1,888,226   $1,993,124   $2,065,000   $2,270,000
Cost of Sales                             674,953      722,084      851,173      900,298      925,000    1,022,000
                                       ----------   ----------   ----------   ----------   ----------   ----------
        Gross Profits                     815,056      918,268    1,037,053    1,092,826    1,140,000    1,248,000

S, G & A Expenses                         629,739      699,764      775,073      814,301      850,000      920,000
                                       ----------   ----------   ----------   ----------   ----------   ----------
        Operating Income                  185,317      218,504      261,980      278,525      290,000      328,000

Interest Expense, net                      14,372       12,637       21,742       23,329       24,000       24,000
                                       ----------   ----------   ----------   ----------   ----------   ----------
        Interest Before Taxes and JV      170,945      205,867      240,238      255,196      266,000      304,000

Earnings from JV                           13,011       13,433       16,050       16,566       19,000       21,000
Income Taxes                               70,771       85,345      101,782      107,111      110,000      127,000
                                       ----------   ----------   ----------   ----------   ----------   ----------
        Net Income                     $  113,185   $  133,955   $  154,506   $  164,651   $  175,000   $  198,000
                                       ==========   ==========   ==========   ==========   ==========   ==========

Shares and CSE's                          132,817      133,822      134,047      134,829      135,000      135,000
Earnings Per Share                     $     0.85   $     1.00   $     1.15   $     1.22   $     1.30   $     1.47

Cash Flow Items:
        EBITDA                         $  274,840   $  319,383   $  383,951   $  407,546   $  425,000   $  473,000
        Depreciation & Amortization        89,523      100,879      121,971      129,021      135,000      145,000
        Capital Expenditures              108,234      118,243      140,571      136,442      154,800      185,000

Margin Analysis:
        Gross Margin                         54.7%        56.0%        54.9%        54.8%        55.2%       55.0%
        EBITDA Margin                        18.4%        19.5%        20.3%        20.4%        20.6%       20.8%
        Operating Margin                     12.4%        13.3%        13.9%        14.0%        14.0%       14.4%
        Net Margin                            7.6%         8.2%         8.2%         8.3%         8.5%        8.7%

Growth Rates:
        Net Sales                            11.1%        10.1%        15.1%                      9.4%        9.9%
        EBITDA                               15.0%        16.2%        20.2%                     10.7%       11.3%
        Operating Income                     13.9%        17.9%        19.9%                     10.7%       13.1%
        Net Income                           14.1%        18.4%        15.3%                     13.3%       13.1%
------------------------------------------------------------------------------------------------------------------

(1) Estimates provided by CS First Boston research dated 9/17/99.

VIKINGS STOCK PERFORMANCE

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
6,000,000                                                                  50.00

                             WEEKLY: LAST FIVE YEARS                       45.00
5,000,000
                                                                           40.00

                                                                           35.00
4.000,000
                                                                           30.00

3,000,000                                                                  25.00

                                                                           20.00
2,000,000
                                                                           15.00

                                                                           10.00
1,000,000

                                                                            5.00

0                                                                           0.00

9/30/94
2/17/95
7/7/95
11/24/95
4/12/96
8/30/96
1/17/97
6/6/97
10/24/97
3/13/98
7/31/98
12/18/98
5/7/99
9/24/99
                            ----------------------
                            ==== Volume ____ Close
                            ----------------------

                                                         William Blair & Company
--------------------------------------------------------------------------------
46                                                     Limited Liability Company

RELATIVE INDEX PERFORMANCE
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

450  -

400  -

350  -                          WEEKLY: LAST FIVE YEARS
                                   INDEX: 9/30/94 = 100
300  -

250  -

200  -

150  -

100  -

50   -

0    -

9/30/94
2/17/95
7/7/95
11/24/95
4/12/96
8/30/96
1/17/97
6/6/97
10/24/97
3/13/98
7/31/98
12/18/98
5/7/99
9/24/99
--------------------------------------------------------------------------------

 ------Vikings
Branded Consumable Products
-----Specialty Chemicals
-----S&P 500


                                                         William Blair & Company
--------------------------------------------------------------------------------
47                                                     Limited Liability Company

VIKINGS RESEARCH ANALYSIS SUMMARY
====================================================================================================================================

                                                                                  ESTIMATES
                                                                           -----------------------               LAST   STOCK PRICE
  INVESTMENT BANK               ANALYST                 RATING               1999E         2000E      LTGR%     UPDATE   AT UPDATE
---------------------------   ---------------        --------------        ---------      --------   ------     ------   ---------
Bank of America Montgomery    Mark Gulley            Market Perform        $    1.30      $   1.50   15.0%      9/24/99    $32.56
CS First Boston               David Begleiter        Buy                   $    1.30      $   1.47   13.0%      9/17/99    $34.94
Morgan Stanley DW             Robert Ottenstein      Outperform            $    1.30      $   1.45   13.0%      9/15/99    $35.62
Goldman Sachs                 Kimberly Ritrievi      Recommend List        $    1.30      $   1.47   15.0%       9/9/99    $36.50
Dain Raucher                  Staff                  Buy                   $    1.30      $   1.45   13.5%       9/9/99    $36.50
JP Morgan                     Gilbert Yang           Buy                   $    1.30      $   1.50   14.0%       9/9/99    $36.50
Piper Jaffray                 Stephen Jacobs         Strong Buy            $    1.30      $   1.46   13.5%       9/9/99    $36.50
Merrill Lynch                 Karen Gilsenan         Near-Term Neutral     $    1.30      $   1.45   15.0%       9/1/99    $37.62
Ingalls & Snyder              Staff                  Buy / Hold            $    1.30      $   1.45   13.0%       9/1/99    $37.62

                                ------------------------------------------------------------------------------
                                           AVERAGE                         $    1.30      $   1.47   13.9%
                                           MEDIAN                          $    1.30      $   1.46   13.5%
                                ------------------------------------------------------------------------------

                                                         William Blair & Company
--------------------------------------------------------------------------------
48                                                     Limited Liability Company

--------------------------------------------------------------------------------



                          VIKINGS OWNERSHIP PROFILE


                                                         William Blair & Company
--------------------------------------------------------------------------------
49                                                     Limited Liability Company

PROJECT LIBERTY
COMBINED OWNERSHIP ANALYSIS
================================================================================

--------------------------------------------------------
Stock Price: Vikings                           $   35.00
Stock Price: Eagles                            $   12.75
Merger Conversion Factor                            0.63
Offer Price                                    $   22.00
Merger Premium                                     72.5%
--------------------------------------------------------



                                       Vikings         %       Eagles         %     Combined         %
                                     -----------     -----   ----------     -----  -----------     -----
Henkel                                31,242,176      24.1%          --       0.0%  31,242,176      22.7%
Allan Schuman                          1,166,123       0.9%          --       0.0%   1,166,123       0.8%
Other Vikings Officers & Directors     1,341,489       1.0%          --       0.0%   1,341,489       1.0%
All Others                            95,892,212      74.0%          --       0.0%  95,892,213      69.8%
Bill Green                                    --       0.0%   2,013,536      16.2%   1,265,651       0.9%
Other Officers & Directors                    --       0.0%      43,009       0.3%      27,034       0.0%
All Others                                    --       0.0%  10,340,455      83.4%   6,499,715       4.7%
                                     -----------     -----   ----------     -----  -----------     -----

Totals                               129,642,000     100.0%  12,397,000     100.0% 137,434,401     100.0%
                                     ===========     =====   ==========     =====  ===========     =====

PROJECT LIBERTY
VIKINGS OWNERSHIP PROFILE
===================================================================================================================
                                                       SHARES                    PERCENT                   LAST
                   OWNER NAME                           HELD                      HELD                    REPORT
------------------------------------------        -------------                 ---------               -----------
         HENKEL SUBTOTAL                             31,242,176                    24.10%
         OFFICERS & DIRECTORS SUBTOTAL                2,507,612                     1.93%
         INSTITUTIONAL SUBTOTAL                      62,282,990                    48.04%
         RETAIL ACCOUNTS                             33,609,222                    25.92%
                                                  -------------                 ---------
TOTAL SHARES OUTSTANDING                            129,642,000                   100.00%
                                                  =============                 =========

HENKEL
------
HENKEL KGAA                                          16,575,512                    12.79%                03/31/99
HC INVESTMENTS                                       14,666,664                    11.31%                03/31/99

OFFICERS & DIRECTORS
--------------------
SCHUMAN ALLAN L                                       1,166,123                     0.90%                03/31/99
SHANNON MICHAEL EDWARD                                  777,888                     0.60%                03/31/99
SPOONER JOHN P                                          142,376                     0.11%                03/31/99
MCCARTY JAMES L                                         122,712                     0.09%                03/31/99
MARCANTONIO RICHARD L                                    39,323                     0.03%                03/31/99
SCHALL RICHARD L                                         37,912                     0.03%                03/31/99
RICHARDS REUBEN F                                        33,912                     0.03%                03/31/99
BLOCK RUTH S                                             32,443                     0.03%                03/31/99
HOWARD JAMES J                                           29,112                     0.02%                03/31/99
WOESTE ALBRECHT                                          28,519                     0.02%                03/31/99
SCHULZ ROLAND                                            27,508                     0.02%                03/31/99
LEVIN JERRY W                                            24,832                     0.02%                03/31/99
UYTERHOEVEN HUGO E                                       23,194                     0.02%                03/31/99
BILLER LESLIE S                                          10,000                     0.01%                03/31/99
JOHNSON JOEL W                                            9,158                     0.01%                03/31/99
GRUNDHOFER JERRY A                                        2,600                     0.00%                03/31/99

TOP INSTITUTIONAL HOLDERS
-------------------------

TRIMARK INVESTMENT MGMT, INC.                         4,256,400                     3.28%                03/31/99
BARCLAYS BANK PLC                                     3,427,610                     2.64%                06/30/99

PROJECT LIBERTY
VIKINGS OWNERSHIP PROFILE
===================================================================================================================
                                                       SHARES                   PERCENT                   LAST
                   OWNER NAME                           HELD                     HELD                    REPORT
------------------------------------------        -------------                ---------               -----------
FIDELITY MGMT & RESEARCH CO                          3,006,638                  2.32%                   6/30/99
CAPITAL GUARDIAN TRUST COMPANY                       2,609,700                  2.01%                   6/30/99
EATON, VANCE MANAGEMENT, INC.                        2,475,611                  1.91%                   6/30/99
PAINEWEBBER GROUP INC.                               2,384,794                  1.84%                   6/30/99
STATE STR BK & TRUST CO BOSTON                       2,152,073                  1.66%                   6/30/99
U S BANCORP                                          2,115,902                  1.63%                   6/30/99
VANGUARD GROUP                                       1,893,608                  1.46%                   6/30/99
BANKERS TRUST NY CORP                                1,790,930                  1.38%                   6/30/99
GAMCO INVESTORS, INC.                                1,767,600                  1.36%                   6/30/99
STEIN ROE & FRANHAM, INC.                            1,537,385                  1.19%                   6/30/99
CITIGROUP INC.                                       1,336,179                  1.03%                   6/30/99
DELAWARE MANAGEMENT CO                               1,307,100                  1.01%                   6/30/99
UNITED STATES TRUST CO OF NY                         1,293,119                  1.00%                   6/30/99
MELLON PRIVATE ASSET MGMT                            1,183,583                  0.91%                   6/30/99
ARIEL CAPITAL MANAGEMENT INC.                        1,048,825                  0.81%                   6/30/99
ATLANTA CAPITAL MGMT CO. L.L.C.                      1,037,380                  0.80%                   6/30/99
TIAA-CREF INVESTMENT MGMT INC.                       1,000,500                  0.77%                   6/30/99
SUNTRUST BANKS INC                                     995,927                  0.77%                   6/30/99
INVISTA CAPITAL MGMT, INC.                             981,837                  0.76%                   6/30/99
AMERICAN FAMILY INSUR GROUP                            866,000                  0.67%                   6/30/99
COLLEGE RETIRE EQUITIES                                807,701                  0.62%                   6/30/99
NEW YORK STATE COMMON RET FD                           771,800                  0.60%                   6/30/99
WACHOVIA ASSET MANAGEMENT                              752,293                  0.58%                   6/30/99
ALLEGHANY CORPORATION                                  747,313                  0.58%                   6/30/99
BRUNDAGE, STORY AND ROSE, LLC                          728,927                  0.56%                   6/30/99
DENVER INVESTMENT ADVR LLC                             725,380                  0.56%                   6/30/99
CALIFORNIA PUBLIC EMP RET SYS                          723,793                  0.56%                   6/30/99
IL STATE BOARD OF INVESTMENT                           690,800                  0.53%                   6/30/96
GEEWAX, TERKER & COMPANY                               681,450                  0.53%                   6/30/99
FIRSTAR INV RESEARCH & MGMT CO                         675,780                  0.52%                   6/30/99
NJ STATE DIVISION INVESTMENT                           654,000                  0.50%                   6/30/97
OTHER INSTITUTIONAL                                 13,855,052                 10.69%

SUMMARY OF VIKINGS HISTORICAL TRADING
--------------------------------------------------------------------------------

o    68 million shares have traded in LTM as of 9/24/99
o Average daily trading volume is 285,200 shares or $10.7 million (based on $37.58/share)
o    Weighted average share price over that period is $37.58
o    Highest volume of shares traded between $39.00 and $40.00


SUMMARY RESULTS:                                  % OF TRADING
                                                     VOLUME
                                                     ABOVE
                          PRICE                    THIS PRICE
                          -----                   ------------

                       $   32.00                       81.1%
                       $   33.00                       79.3%
                       $   34.00                       76.1%
                       $   35.00                       75.5%
                       $   36.00                       70.3%


                                                         William Blair & Company
--------------------------------------------------------------------------------
50                                                     Limited Liability Company

PROJECT LIBERTY
PRICE DISTRIBUTION OF HISTORICAL TRADING ACTIVITY
LATEST TWELVE MONTHS AS OF 9/24/99
====================================================================================================================================

VIKINGS SHARES                                                                                % OF TOTAL                  % OF TOTAL
                                                                 % OF TOTAL                     COMMON                      PUBLIC
                                                    % OF TOTAL     VOLUME     % OF TOTAL        SHARES    % OF TOTAL        FLOAT
GREATER           BUT                  CUMULATIVE     VOLUME      TRADED AT     COMMON         TRADED AT     PUBLIC        TRADED AT
THAN OR           LESS     SHARES        SHARES      TRADED AT    OR BELOW      SHARES          OR BELOW     FLOAT         OR BELOW
EQUAL TO          THAN     TRADED        TRADED      THIS PRICE   THIS PRICE  OUTSTANDING (1)  THIS PRICE OUTSTANDING (2) THIS PRICE
--------          ----     ------        ------      ----------   ----------  ---------------  ---------- --------------- ----------
                                                                --------                      -------                      ------
$26.00            $27.00           -            -      0.0%         0.0%          0.0%           0.0%          0.0%          0.0%
 27.00             28.00     868,000      868,800      1.3%         1.3%          0.7%           0.7%          0.9%          0.9%
 28.00             29.00   1,399,900    2,268,700      2.1%         3.3%          1.1%           1.7%          1.4%          2.3%
 29.00             30.00   3,657,800    5,926,500      5.4%         8.7%          2.8%           4.6%          3.8%          6.1%
 30.00             31.00   4,337,200   10,263,700      6.4%        15.1%          3.3%           7.9%          4.5%         10.6%
 31.00             32.00   2,612,900   12,876,600      3.8%        18.9%          2.0%           9.9%          2.7%         13.2%
 32.00             33.00   1,179,000   14,055,600      1.7%        20.7%          0.9%          10.8%          1.2%         14.5%
 33.00             34.00   2,176,700   16,232,300      3.2%        23.9%          1.7%          12.5%          2.2%         16.7%
 34.00             35.00     414,800   16,647,100      0.6%        24.5%          0.3%          12.8%          0.4%         17.1%
 35.00             36.00   3,530,400   20,177,500      5.2%        29.7%          2.7%          15.6%          3.6%         20.8%
 36.00             37.00   6,092,200   26,269,700      9.0%        38.6%          4.7%          20.3%          6.3%         27.0%
 37.00             38.00   3,707,300   29,977,000      5.5%        44.1%          2.9%          23.1%          3.8%         30.8%
 38.00             39.00   5,437,700   35,414,700      8.0%        52.1%          4.2%          27.3%          5.6%         36.4%
 39.00             40.00   9,338,100   44,752,800     13.7%        65.8%          7.2%          34.5%          9.6%         46.0%
 40.00             41.00   3,414,600   48,167,400      5.0%        70.8%          2.6%          37.2%          3.5%         49.5%
 41.00             42.00   7,351,000   55,518,400     10.8%        81.6%          5.7%          42.8%          7.6%         57.1%
 42.00             43.00   7,575,800   63,094,200     11.1%        92.8%          5.8%          48.7%          7.8%         64.9%
 43.00             44.00   4,693,800   67,788,000      6.9%        99.7%          3.6%          52.3%          4.8%         69.7%
 44.00             45.00     219,100   68,007,100      0.3%       100.0%          0.2%          52.5%          0.2%         69.9%
              ----------                                        --------                      -------                      ------
              68,007,100

----------------------------------------------------
Weighted Average Share Price:            $     37.58
----------------------------------------------------

-------------------------------------------------------------------------------
(1) Based on 129,642,000 shares outstanding per 6/30/99 quarterly report.
(2) Excludes 32,408,299 shares held by Henkel and CEO.

                             PRELIMINARY VALUATION
                              ANALYSIS FOR VIKINGS








                                                         William Blair & Company
--------------------------------------------------------------------------------
51                                                     Limited Liability Company


SUMMARY OF COMPARABLE COMPANY ANALYSIS

o  No one company is directly comparable to Vikings

o  Selected two groups: Branded Consumable Products and Specialty Chemicals

o Branded consumable product companies trade at a premium to specialty chemicals

o  Vikings currently trades at the average multiples of these two groups


SUMMARY RESULTS:

                                                       Average Multiples
                                 -----------------------------------------------------------------
                                         Price/Earnings                       Total Value/LTM                Cal. 2000
                                 ------------------------------     ------------------------------            P/E LT
                                  LTM         1999 E     2000 E     SALES      EBIT        EBITDA           GROWTH RATE
                                 -----        ------     ------     -----      ----        ------           -----------

Branded Consumable Products       29.6  x     27.0  x    24.0  x      2.5  x    16.9   x     13.0  x          182.6%

Specialty Chemicals               20.6        19.3       17.3         2.1       13.8         10.0             151.4%
----------------------------------------------------------------------------------------------------------------------
Overall Average                   25.1        23.1       20.6         2.3       15.4         11.5             167.0%
----------------------------------------------------------------------------------------------------------------------

Vikings (JV Equity Method)        28.0  x     26.3  x    23.2  x      2.4  x    16.9   x     11.6  x          165.8%

Vikings (JV Consolidated)                                                       15.1   x     10.6  x

                                                         William Blair & Company
--------------------------------------------------------------------------------
52                                                     Limited Liability Company

                                                  COMPARABLE COMPANIES FOR VIKINGS
                                                      Summary Market Statistics
                                                        Priced as of 9/30/99
====================================================================================================================================

                                                                                        PRICE / EARNINGS RATIO
                                              STOCK PRICE               ---------------------------------------------
                                 --------------------------------------    MOST                                         LONG TERM
                                           52 WEEK                        RECENT                                        EPS GROWTH
                                     LOW          HIGH        9/30/99       FY          LTM      CAL. 99E.   CAL. 00E.     RATE
                                 ------------  ------------  ---------- ------------  ---------  ----------  ---------  -----------
BRANDED CONSUMABLE PRODUCTS
CHURCH & DWIGHT INC                   $13.75 -      $25.09      $25.00        $33.5 x     27.0 x      25.8 x     22.9 x      15.0%
CLOROX CO/DE                           37.56 -       66.47       38.25         27.1       26.1        22.6       20.1        13.3%
COLGATE-PALMOLIVE CO                   33.56 -       58.88       45.75         35.1       33.3        31.5       27.9        12.5%
PROCTER & GAMBLE CO                    69.63 -      104.13       93.75         36.2       36.2        30.9       27.3        13.5%
UNILEVER                               64.13 -       98.84       68.13         25.6       25.5        24.0       21.6        11.8%

Average                                                                        31.5 x     29.6 x      27.0 x     24.0 x      13.2%
Median                                                                         33.5       27.0        25.8       22.9        13.3%

SPECIALTY CHEMICALS
FULLER (H.B.) CO.                      34.00 -       72.88       60.88         22.6       19.9        15.5       12.9        12.0%
GREAT LAKES CHEMICAL                   35.50 -       50.00       38.06         17.2       16.0        15.9       13.7        12.8%
MINNESOTA MINING & MFG CO              69.31 -      100.00       96.06         26.5       25.1        23.8       21.5        11.3%
NALCO CHEMICAL CO                      25.69 -       52.50       50.50         25.0       23.4        23.2       22.0        10.0%
SIGMA-ALDRICH                          24.50 -       35.25       31.75         19.4       18.9        18.0       16.3        12.3%

------------------------------------------------------------------------------------------------------------------------------------
Average                                                                        22.1 x     20.6 x      19.3 x     17.3 x      11.7%
Median                                                                         22.6       19.9        18.0       16.3        12.0%
------------------------------------------------------------------------------------------------------------------------------------

Overall Average                                                                26.8 x     25.1 x      23.1 x     20.6 x      12.4%
Overall Median                                                                 26.1       25.3        23.5       21.6        12.4%

VIKINGS                               $26.13 -      $44.44      $34.13         29.7 x     28.0 x      26.3 x     23.2 x      14.0%

                                                  COMPARABLE COMPANIES FOR VIKINGS
                                                      Summary Market Statistics
                                                        Priced as of 9/30/99
====================================================================================================================================

(continued)

                                CAL.99E P/E/ CAL.00E P/E/                            TOTAL VALUE /
                                 LONG-TERM  LONG-TERM   MKT PRC /            ---------------------------------
                                EPS GROWTH  EPS GROWTH  BOOK VALUE   LTM      LTM OPER    LTM         LTM         MKT.      LTM
                                    RATE      RATE      PER SHARE   SALES      INCOME    EBITDA     SALES (MM)  CAP. (MM)  ENDED
                                ----------  ----------  ----------  -----     --------  -------     ---------   --------   ------

BRANDED CONSUMABLE PRODUCTS
CHURCH & DWIGHT INC                171.8%     152.9%        4.6 x    1.4 x      19.1 x   14.3 x     $719.9       $972.1   06/99
CLOROX CO/DE                       170.3%     151.9%        5.8      3.6        18.1     14.3      2,875.9      9,027.2   03/99
COLGATE-PALMOLIVE CO               252.3%     223.1%       19.2      3.2        18.9     15.2      9,015.9     26,672.0   06/99
PROCTER & GAMBLE CO                229.2%     201.9%       12.0      3.4        20.8     15.5     38,125.0    123,295.3   06/99
UNILEVER                           203.3%     183.3%        5.0      0.9         7.9      5.9     45,228.0     38,938.9   06/99

Average                            205.4%     182.6%        9.3 x    2.5 x      16.9 x   13.0 x  $19,192.9    $39,781.1
Median                             203.3%     183.3%        5.8      3.2        18.9     14.3      9,015.9     26,672.0

SPECIALTY CHEMICALS
FULLER (H.B.) CO.                  129.1%     107.3%        2.4      0.9        11.9      7.9      1,370.0        853.4   05/99
GREAT LAKES CHEMICAL               123.9%     107.4%        2.0      1.8        13.1      9.2      1,366.7      2,226.0   06/99
MINNESOTA MINING & MFG CO          210.4%     190.6%        6.3      2.7        15.4     11.5     15,190.0     38,689.1   06/99
NALCO CHEMICAL CO                  231.7%     219.6%        5.2      2.4        15.8     11.3      1,598.1      3,370.2   06/99
SIGMA-ALDRICH                      146.7%     132.4%        2.5      2.6        12.9     10.1      1,244.9      3,202.2   06/99

------------------------------------------------------------------------------------------------------------------------------------
Average                            168.4%     151.4%        3.7 x    2.1 x      13.8 x   10.0 x   $4,153.9     $9,668.2
Median                             146.7%     132.4%        2.5      2.4        13.1     10.1      1,370.0      3,202.2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Overall Average                    186.9%     167.0%        6.5 x    2.3 x      15.4 x   11.5 x  $11,673.4    $24,724.6
Overall Median                     187.6%     168.1%        5.1      2.5        15.6     11.4      2,237.0      6,198.7
------------------------------------------------------------------------------------------------------------------------------------

VIKINGS                            187.5%     165.8%        6.2 x    2.4 x      16.9 x   11.6 x   $1,993.1     $4,418.2   06/99


LTM = Latest Twelve Months,  CAGR = Compounded Annual Growth Rate,  NA = Not Available,  NMF = Not Meaningful


William Blair & Company



                        Comparable Companies for Vikings
                          Summary Operating Statistics
-------------------------------------------------------------------------------------------------------------------------



                                  Gross Profit as a                      Operating Income as a
                                     % of Sales                               % of Sales
                           --------------------------------        ----------------------------------
                               LTM              4 YR Avg               LTM                4 YR Avg
                           ------------        ------------        -------------        -------------

CHURCH & DWIGHT INC           44.5%               43.9%                7.3%                 4.8%
CLOROX CO/DE                  56.8%               55.4%               20.1%                18.7%
COLGATE-PALMOLIVE CO          52.9%               50.0%               17.2%                14.8%
PROCTER & GAMBLE CO           44.4%               42.7%               16.4%                15.4%
UNILEVER                         NA                 NMF               10.9%                 9.0%
FULLER (H.B.) CO              31.6%               31.5%                7.4%                 6.3%
GREAT LAKES CHEMICAL          28.2%               28.7%               13.6%                14.3%
MINNESOTA MINING & MFG CO     41.8%               44.0%               17.3%                17.2%
NALCO CHEMICAL CO             54.6%               55.8%               15.4%                16.5%
SIGMA-ALDRICH                 52.8%               51.9%               19.8%                21.6%

----------------------------------------------------------------------------------------------------------
Average                       45.3%               44.9%               14.5%                13.9%
Median                        44.5%               44.0%               15.9%                15.1%
----------------------------------------------------------------------------------------------------------

VIKINGS                       54.8%               55.2%               14.0%                12.9%

                                      Net Income as a
                                         % of Sales                  3 YEAR CAGR
                                -----------------------------   -------------------------
                                    LTM           4 YR AVG.      SALES          NET. INC.
                                ----------     --------------   --------       ----------

CHURCH & DWIGHT INC                 5.2%             3.8%        12.1%          33.5%
CLOROX CO/DE                       10.8%            10.2%        11.4%          14.1%
COLGATE-PALMOLIVE CO                5.5%             7.7%         2.4%          19.7%
PROCTER & GAMBLE CO                 9.9%             9.6%         2.6%           7.3%
UNILEVER                            7.9%             5.8%        -3.3%          10.3%
FULLER (H.B.) CO                    2.9%             2.6%         2.7%           2.7%
GREAT LAKES CHEMICAL                8.2%             8.6%         2.6%          -8.0%
MINNESOTA MINING & MFG CO          10.2%            10.4%         3.7%           3.0%
NALCO CHEMICAL CO                   9.8%            10.8%         9.0%           2.4%
SIGMA-ALDRICH                      13.7%            14.2%         7.6%           8.1%

-----------------------------------------------------------------------------------------
Average                             8.4%             8.4%         5.1%           9.3%
Median                              9.0%             9.1%         3.2%           7.7%
-----------------------------------------------------------------------------------------

VIKINGS                             8.3%             7.8%         12.1%         15.9%

                                                  Return on
                            Return on              Averave          Common Equity/        Total Debt/            Net Debt/
                           Average Assets       Common Equity       Capitalization       Capitalization     Net Capitalization
                           ----------------    ----------------    -----------------    -----------------   ------------------
CHURCH & DWIGHT INC            8.0%               16.0%               80.3%                19.7%               12.0%
CLOROX CO/DE                  10.3%               28.1%               50.1%                49.9%               48.1%
COLGATE-PALMOLIVE CO          11.1%               38.8%               30.2%                61.8%               59.5%
PROCTER & GAMBLE CO           11.9%               30.1%               47.9%                43.8%               35.3%
UNILEVER                      10.1%               38.7%               50.0%                46.6%                0.0%
FULLER (H.B.) CO               3.4%                9.9%               49.5%                50.4%               50.0%
GREAT LAKES CHEMICAL           4.8%                8.7%               67.4%                32.6%               16.1%
MINNESOTA MINING & MFG CO     10.8%               24.9%               72.8%                27.2%               22.8%
NALCO CHEMICAL CO              9.4%               21.7%               53.0%                47.0%               45.4%
SIGMA-ALDRICH                 12.4%               14.6%               99.7%                 0.3%               -2.2%

------------------------------------------------------------------------------------------------------------------------------------
Average                        9.2%               23.2%               60.1%                37.9%               28.7%
Median                        10.2%               23.3%               51.5%                45.2%               29.1%
------------------------------------------------------------------------------------------------------------------------------------

VIKINGS                       10.7%               24.9%               68.3%                31.7%               29.7%


LTM = Latest Twelve Months, CAGR = Compounded Annual Growth Rate, NA= Not Available, NMF = Not Meaningful

William Blair & Company

VIKINGS EPS & RELATIVE P/E

[GRAPH OMITTED]


 $1.40                                                                       35X
 $1.20                                                                       30X
 $1.00                                                                       25X
 $0.80                                                                       20X
 $0.60                                                                       15X
 $0.40                                                                       10X
 $0.20                                                                        5X
 $0.00                                                                        0X

     1988  1989  1990  1991  1992   1993   1994   1995   1996  1997  1998   LTM*


*LTM period ended 6/30/99               EPS           ECL P/E         S&P  P/E

                                                         William Blair & Company
--------------------------------------------------------------------------------
53                                                     Limited Liability Company

SUMMARY OF DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------




KEY ASSUMPTIONS:



o  Projected five years of results through 2004
o  Used research analysts' consensus estimates for 1999 and 2000
o  Revenue growth of 8.0% for 2001 - 2004 (1996 - 1999E CAGR:  11.5%)
o  Operating income growth of 10.0% (1996 - 1999E CAGR:  16.1%)
o  J V earnings growth of 8.0% (1996 - 1999E CAGR:  13.5%)


SUMMARY RESULTS:


                                                      Discount Rate
                                    --------------------------------------------
                                        10.0%            11.0%            12.0%
                                    --------------------------------------------
               Terminal
               EBITDA         10.0     $34.97           $33.43            $31.96
               Multiple       10.5     $36.54           $34.92            $33.39
                              11.0     $38.10           $36.42            $34.82




                                                         William Blair & Company
--------------------------------------------------------------------------------
54                                                     Limited Liability Company

PROJECT LIBERTY

Discounted Cash Flow Analysis of Vikings
--------------------------------------------------------------------------------
Dollars in millions, except per share amounts

Discount Rate                11.0%
Terminal EBITDA Multiple     10.5

-------------------------------------------------------------------------------------------
                                                            Projected
                                    ------------------------------------------------------
                                         2000       2001      2002       2003       2004
                                         ----       ----      ----       ----       ----

Revenue                                2,270.0    2,451.6    2,647.7    2,859.5    3,088.3
EBITDA                                   473.0      515.3      569.0      622.4      681.9
EBIT                                     328.0      360.8      396.9      436.6      480.2
    Margin                               114.4%      14.7%      15.0%      15.3%      15.5%

EBIT  after tax                          196.8      216.5      238.1      261.9      288.1
Plus JV Earnings                          21.0       22.1       23.8       25.7       27.8

Plus Depreciation and Amortization       145.0      154.5      172.1      185.9      200.7
Less Capex                               185.0      183.9      198.6      214.5      231.6
Less Change in NWC                        19.5       17.3       18.6       20.1       21.7
                                    ------------------------------------------------------

Free Cash Flow                           158.3      191.9      216.8      238.9      263.3
Terminal Value (11x EBITDA)                                                        7,150.1
                                    ------------------------------------------------------
Total Cash Flows                         158.3      191.9      216.8      238.9    7,413.4

Present Value of Enterprise           $5,013.8
Current Net Debt (6/30/99)              $299.3
                                    ----------
Implied Equity Value                  $4,714.5
Shares & CSEs Outstanding                135.0
                                    ----------
Equity Value Per Share                  $34.92

-------------------------------------------------------------------------------------------
                                                      Discount Rate
                                     -------------------------------------------
                                            10.0%          11.0%         12.0%
                                     -------------------------------------------
Terminal EBIDTA Multiple

                               10.0        $34.97         $33.43        $31.96
                               10.5        $36.54         $34.92        $33.39
                               11.0        $38.10         $36.42        $34.82

-------------------------------------------------------------------------------------------
WACC CALCULATION                              ASSUMPTIONS FOR 2001 - 2004
Equity Risk Premium             8.0%           Revenue Growth                  8.0%
Risk Free Rate                  6.0%           Avg. EBIT Growth Rate          10.0%
Levered Beta                    0.71           JV Earnings Growth              8.0%
Borrowing Rate                  7.5%           Tax Rate                       40.0%
Tax Rate                       40.0%           Depr & Amort (% of Sales)       6.5%
Debt % of Cap                  10.0%           Capex (7.5% of Sales)           7.5%
Cost of Equity                 11.7%           NWC (% of Sales)                9.5%
After Tax Cost of Debt          4.5%
Weighted Cost of Capital       11.0%

--------------------------------------------------------------------------------
                                   NEXT STEPS



                                                         William Blair & Company
--------------------------------------------------------------------------------
55                                                     Limited Liability Company

                     CONSIDERATIONS FOR POSSIBLE NEXT STEPS

o       Timing and steps required for a Tanga decision
o       Process with two potentially interested parties
                - Timing options: delay both, proceed with both, proceed with one
                -      Due diligence requests and meetings
                -      Contract preparation and negotiation
                -      Financing timetable
                -      Post-signing SEC and shareholder process and timetable
                -      Vikings stock price movement, price and collar provisions
                - Exclusivity requests, expense reimbursement requests and possible threats to walk away

o       Consideration of possible discussions with other parties
o       Consideration of other possible alternatives


                                  OCTOBER 1999
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Su           M            Tu           W            Th           Fr          Sa
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                                                                 1           2
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3            4            5            6            7            8           9
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10           11           12           13           14           15          16
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17           18           19           20           21           22          23
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24           25           26           27           28           29          30
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31
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                                  NOVEMBER 1999
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Su           M            Tu           W            Th           Fr          Sa
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             1            2            3            4            5           6
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7            8            9            10           11           12          13
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14           15           16           17           18           19          20
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21           22           23           24           25           26          27
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28           29           30
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                                  DECEMBER 1999
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Su           M            Tu           W            Th           Fr          Sa
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                                       1            2            3           4
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5            6            7            8            9            10          11
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12           13           14           15           16           17          18
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19           20           21           22           23           24          25
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26           27           28           29           30           31
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                                  JANUARY 2000
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Su           M            Tu           W            Th           Fr          Sa
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                                                                             1
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2            3            4            5            6            7           8
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9            10           11           12           13           14          15
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16           17           18           19           20           21          22
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23           24           25           26           27           28          29
--------------------------------------------------------------------------------
30           31
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                                                         William Blair & Company
--------------------------------------------------------------------------------
56                                                     Limited Liability Company